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EQUITY FUNDS

TOTAL RETURN

GROWTH & INCOME

BLUE CHIP

UTILITIES INCOME

ALL-CAP GROWTH

MID-CAP OPPORTUNITY

SPECIAL SITUATIONS

FOCUSED EQUITY

GLOBAL

ANNUAL REPORT
September 30, 2001


Equity Market Overview
FIRST INVESTORS TOTAL RETURN FUND
FIRST INVESTORS GROWTH & INCOME FUND
FIRST INVESTORS BLUE CHIP FUND
FIRST INVESTORS UTILITIES INCOME FUND
FIRST INVESTORS ALL-CAP GROWTH FUND
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
FIRST INVESTORS SPECIAL SITUATIONS FUND
FIRST INVESTORS FOCUSED EQUITY FUND
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

This is the Equity Market Overview of the annual reports for the First Investors equity funds for the fiscal year ended September 30, 2001. Clearly, the past 12 months have been difficult for everyone. Following a decade of robust growth, the U.S. economy declined steadily during the review period. Economic growth declined to a fourth quarter 2000 growth rate of 1.9% on an annualized basis, as measured by the gross domestic product (GDP). The Federal Reserve ("Fed") quickly began to cut rates, as fears of a recession outweighed the risks of inflation.

As the economy slumped, the unemployment rate began to creep up. During the reporting period, the unemployment rate rose from 3.9% to 4.9%. Some of the root causes for the slowdown included an inventory correction in the manufacturing sector, the stock market decline, high oil prices, and the Fed's tight monetary policy from mid-1999 to mid-2000.

Amid the country's economic struggles, the level of inflation remained remarkably low. The consumer price index (CPI), the leading gauge of inflation, fell from 3.5% at the beginning of the review period to 2.6% on September 30, 2001. The relatively low level of inflation gave the Fed a free hand to quickly and aggressively attack the country's economic woes.

Throughout the reporting period, the Fed undertook a very assertive stance by repeatedly lowering interest rates in an attempt to rejuvenate the economy. Nine federal fund rate cuts totaling 400 basis points (4.0 percentage points) dropped the benchmark rate to 2.5%, its lowest level since the Kennedy administration.

Doing its part to boost the economy, the federal government also pursued an aggressive fiscal policy throughout 2001. Congress passed President Bush's $1.35 trillion 10-year tax relief plan in the second quarter of 2001. The legislation phases in lower marginal rates for individuals, expands the child tax credit, eliminates the marriage penalty and will lead to the repeal of the estate tax. It also provided $30 billion in rebates to taxpayers in the third quarter.

With the economy on the brink of recession, the country received yet another blow with the terrible events of September 11th. In the wake of these attacks, U.S. officials acted swiftly to mitigate the negative impact on the economy. The federal budget surplus allowed for additional tax cuts and increased spending to stimulate the economy. Congress immediately appropriated $40 billion for emergency spending, and is likely to approve an additional stimulus package of as much as $100 billion in spending and tax cuts later this fall. In addition, the Fed cut rates twice following the disaster. Despite these moves, consumer confidence, the key factor that helped prop up the wounded economy during 2001, appears to have been shaken.


Equity Market Overview (continued)
FIRST INVESTORS TOTAL RETURN FUND
FIRST INVESTORS GROWTH & INCOME FUND
FIRST INVESTORS BLUE CHIP FUND
FIRST INVESTORS UTILITIES INCOME FUND
FIRST INVESTORS ALL-CAP GROWTH FUND
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
FIRST INVESTORS SPECIAL SITUATIONS FUND
FIRST INVESTORS FOCUSED EQUITY FUND
FIRST INVESTORS GLOBAL FUND, INC.

By the end of the reporting period, the Dow Jones Industrial Average was down 17.0% and the S&P 500 was off 27.6%. As most sectors and industries posted disappointing results, the technology sector was particularly hard hit, as the tech-heavy Nasdaq Composite lost 59.3% of its value during the reporting period. The Russell 2000 small-cap index declined 22.3% and the S&P 400 mid-cap index was down 19.9%. There was virtually no safe harbor during the worldwide equity downturn, as the Dow Jones World Index (excluding the U.S.) was off 30.4%.

Despite the recent adversity, it's important to remember that our country has a long history of overcoming obstacles. Whether facing a national dilemma such as the death of a president or a World War, or an economic phenomenon such as a recession or a bear market, our country, its economic system and its financial markets have shown remarkable resiliency. In the near term, the challenging equity environment is likely to continue, marked by significant volatility. However, we are encouraged by the fact that the U.S. government and the Fed have taken swift and appropriate action to help revitalize the economy. It is possible that the stimulus actions could take hold by the second half of next year, at which time we could see improvement in the economy. As the market's reaction often precedes an economic shift, a stock rebound could occur prior to the economic recovery. As always, creating a diversified portfolio and maintaining a patient outlook can help equity investors weather market turbulence.

Because it is impossible to predict the future direction of the markets, particularly over the short term, there are certain basic investment principles that we encourage our shareholders to follow to reduce exposure to risk.* First, we encourage shareholders to take a long-term view, and to avoid trying to time the market. Attempting to time the market is extremely difficult, even for professional investors. Second, we encourage our shareholders to diversify their portfolios among stock funds, bond funds and money market funds. Third, we encourage our shareholders to follow a regular investment plan, investing a specific amount of money at defined intervals. This strategy is known as "dollar cost averaging." It may help you to avoid getting caught up in the excitement of a rising market and will reduce the risk of buying at high points.

Of course, no financial plan or program, no matter how well designed, is guaranteed to be successful. In addition, nothing eliminates the risk associated with overall market trends. However, utilizing these various strategies may help to minimize the risk by reducing the extent to which an investor may be affected by a decline in any one security or segment of the market. It's important to note that systematic investment programs like dollar cost averaging do not assure a profit or protect against loss in declining markets. These types of plans involve regular investment in securities, regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Director of Equities
First Investors Management Company, Inc.

October 31, 2001

* There are a variety of risks associated with investing in all stock mutual funds including market risk (the risk that particular stocks or the entire stock market will decline because of corporate events, a deterioration in the economy, or a rise in interest rates), as well as special risks associated with investing in certain types of stock mutual funds, such as small-cap funds and global funds. You should consult your prospectus for a precise explanation of the risks associated with your fund.


Portfolio Managers' Letter
FIRST INVESTORS TOTAL RETURN FUND

Dear Investor:

This is the annual report for the First Investors Total Return Fund for the fiscal year ended September 30, 2001. During the period, the Fund's return on a net asset value basis was -17.3% for Class A shares and -17.8% for Class B shares compared to a return of -11.7% for the Lipper Balanced Portfolio Fund group. During the period, the Fund declared dividends from net investment income of 31.0 cents per share on Class A shares and 21.2 cents per share on Class B shares, and a capital gains distribution of $1.071 per share.

During the reporting period, the stock and bond markets had highly divergent performances. The U.S. stock market, as measured by the Standard & Poor's 500 Index, was down more than 27% during the period. Conversely, the U.S. bond market posted healthy results, with the Lehman Aggregate Bond Market Index up nearly 13% for the period.

Given the varied performance among security classes, asset allocation was the key factor that determined the Fund's performance. In anticipation of the economy softening throughout the year ahead, the Fund gradually increased its bond allocation while lowering its equity allocation. The Fund began the reporting period with an asset allocation of 60% in stocks, 34% in bonds and 6% in cash. At the close of the reporting period, the Fund held 52% in stocks, 40% in bonds and 8% in cash.

In the bond portion of the portfolio, the key factor was its allocation among different types of bonds. Although most sectors of the bond market posted very strong returns, some did better than others. U.S. government securities provided the highest returns, with the Lehman U.S. Treasury Bond Index up 12.9% for the period. Treasury securities benefited from their relative scarcity due to the U.S. budget surplus, and from the fact that they have the highest possible credit quality. Investment grade corporate bonds also posted high returns, as the Lehman Corporate Bond Index increased 12.8% for the past 12 months. Investment grade corporate bonds benefited from their high yields relative to Treasuries, particularly during the first quarter of 2001. However, the sector slightly lagged behind Treasuries due to concerns about the economy in the third quarter.

Mortgage-backed bonds had strong returns, as the Lehman Mortgage-Backed Bond Index rose 12.3% for the period. This sector benefited from high credit quality and high yields compared to Treasuries. High yield corporate bonds lagged behind other bond sectors, with the Lehman High Yield Index down 5.7% over the past 12 months. Their performance was hampered by the weak economy, the falling stock market, and rising bond default rates. The Fund's exposure to this sector in the fourth quarter of 2000 hindered its returns.

In the equities portion of the portfolio, stock selection played a key role. The Fund focused on well-known, well-managed large-cap companies that had reported steady, consistent results in past years. Unfortunately, even these venerable firms were impacted by the economic downturn. For example, many of the Fund's investments in the financial sector, like Citigroup and JP Morgan, underperformed on concerns about credit quality on both the corporate and consumer levels. Given the reevaluation of New Economy companies, the technology sector was a major area of disappointment for the Fund. Investments in companies in the telecommunicatons equipment industry like Ciena, Applied Micro Circuits and Nuance Communications, had a negative impact on the Fund's returns. Stocks in energy companies, like Enron and Mirant, underperformed on sliding energy prices and the California energy crisis.

There were some bright spots in the Fund's equity holdings. Investments in computer and online security providers like Symantec generated handsome returns for the Fund. Our investments in health care stalwarts, like Johnson & Johnson and Baxter International, provided solid returns. SUPERVALU, a food distribution company with a history of solid dividends also outperformed during the period.

During times of uncertainty and volatility, a balanced portfolio that holds a mix of stocks, bonds and money market instruments, can be an effective way to weather the storm. That's the concept behind the Total Return Fund -- a professionally managed, diversified basket of securities from the three major asset classes. The Fund's approach enables investors to benefit when asset classes post strong results (like bonds over the past 12 months), and limit the downside when assets underperform (like stocks over the past 12 months). Going forward, we expect the bond market to continue to benefit from the low interest rate environment, and hope that the government's stimulus actions will revive the economy and boost stocks in 2002.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Director of Equities
and Co-Portfolio Manager

/S/ CLARK D. WAGNER

Clark D. Wagner
Chief Investment Officer
and Co-Portfolio Manager

October 31, 2001


Cumulative Performance Information
FIRST INVESTORS TOTAL RETURN FUND

Comparison of change in value of $10,000 investment in the First
Investors Total Return Fund (Class A shares), Lehman Brothers U.S. Government Bond/Credit Index and the Standard & Poor's 500 Index.

TOTAL RETURN GRAPH PLOTS
As of September 30, 2001

       TOTAL RETURN FUND  LEHMAN GOV/CREDIT   S&P 500
DEC 91           $ 9,375            $10,000   $10,000
DEC 92             9,282             10,757    10,762
DEC 93             9,949             11,947    11,844
DEC 94             9,597             11,527    12,001
DEC 95            12,171             13,745    16,511
DEC 96            13,463             14,144    20,302
DEC 97            15,897             15,524    27,075
SEP 98            16,655             16,973    28,078
SEP 99            18,570             16,698    36,689
SEP 00            22,037             17,823    41,563
SEP 01            18,223             20,171    30,499

(INSET BOX IN CHART READS:)

                      Average Annual Total Return*
Class A Shares      N.A.V. Only   S.E.C. Standardized
  One Year          (17.31%)            (22.45%)
  Five Years          7.30%               5.92%
  Ten Years           7.84%               7.15%
Class B Shares
  One Year          (17.82%)            (21.11%)
  Five Years          6.57%               6.25%
  Since Inception
  (1/12/95)           9.23%               9.23%

The graph compares a $10,000 investment in the First Investors Total Return Fund (Class A shares) beginning 12/31/91 with theoretical investments in the Lehman Brothers U.S. Government Bond/Credit Index and the Standard & Poor's 500 Index. The Lehman Brothers U.S. Government Bond/Credit Index combines the Lehman Brothers U.S. Government Bond Index with the Lehman Brothers U.S. Credit Index. The U.S. Government Bond Index is made up of the Treasury Bond Index (all public obligations of the U.S. Treasury) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). The U.S. Credit Index includes all publicly issued, fixed-rate, nonconvertible investment grade dollar-denominated, S.E.C.-registered corporate debt. All issues in each Index have at least one year to maturity and an outstanding par value of at least $150 million. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in these Indices. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (22.70%), 5.63% and 6.82%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (21.36%), 5.96% and 8.92%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers U.S. Government Bond/Credit Index figures from Lehman Brothers, Inc., Standard & Poor's 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--51.5%
              Basic Materials--2.1%
    10,800    Air Products & Chemicals, Inc.                                                      $416,664         $30
     7,800    Alcoa, Inc.                                                                          241,878          17
     6,700    Ecolab, Inc.                                                                         243,411          17
    36,800    Engelhard Corporation                                                                850,080          61
    19,500    Monsanto Company                                                                     657,735          47
    10,800    Praxair, Inc.                                                                        453,600          32
     2,600    Weyerhauser Company                                                                  126,646           9
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,990,014         213
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--4.3%
    73,600    General Electric Company                                                           2,737,920         195
    15,100  * Jabil Circuit, Inc.                                                                  270,290          19
    20,600    Millipore Corporation                                                              1,090,564          78
    42,600    Tyco International, Ltd.                                                           1,938,300         138
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,037,074         430
----------------------------------------------------------------------------------------------------------------------
              Communication Services--3.7%
    15,000    AT&T Corporation                                                                     289,500          21
    47,400    Qwest Communications International, Inc.                                             791,580          56
    19,500    SBC Communications, Inc.                                                             918,840          65
    39,500    Verizon Communications, Inc.                                                       2,137,345         152
    70,963  * WorldCom, Inc. - WorldCom Group                                                    1,067,284          76
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,204,549         370
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclicals--5.0%
    21,900  * Bed Bath & Beyond, Inc.                                                              557,574          40
    61,700  * Costco Wholesale Corporation                                                       2,194,052         156
    21,800    Home Depot, Inc.                                                                     836,466          60
    23,400    McGraw-Hill Companies, Inc.                                                        1,361,880          97
    41,700    Wal-Mart Stores, Inc.                                                              2,064,150         147
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,014,122         500
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--8.6%
    42,200    Anheuser-Busch Companies, Inc.                                                     1,767,336         126
    39,400  * AOL Time Warner, Inc.                                                              1,304,140          93
    14,700    Cardinal Health, Inc.                                                              1,087,065          77
    29,400  * Comcast Corporation - Special Class "A"                                            1,054,578          75
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples (continued)
    15,100    Kimberly-Clark Corporation                                                          $936,200         $67
    33,500    Kraft Foods, Inc. - Class "A"                                                      1,151,395          82
    88,300  * Liberty Media Corporation - Class "A"                                              1,121,410          80
    12,600    PepsiCo, Inc.                                                                        611,100          44
    16,300    Philip Morris Companies, Inc.                                                        787,127          56
     7,400    Procter & Gamble Company                                                             538,646          38
    20,000  * Safeway, Inc.                                                                        794,400          57
     7,900    Unilever NV - NY Shares (ADR)                                                        426,758          30
    13,900  * Viacom, Inc. - Class "B"                                                             479,550          34
----------------------------------------------------------------------------------------------------------------------
                                                                                                12,059,705         859
----------------------------------------------------------------------------------------------------------------------
              Energy--3.7%
    26,100    Anadarko Petroleum Corporation                                                     1,254,888          89
    31,700    Conoco, Inc. - Class "B"                                                             803,278          57
    19,300    EOG Resources, Inc.                                                                  558,349          40
    65,000    Exxon Mobil Corporation                                                            2,561,000         182
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,177,515         368
----------------------------------------------------------------------------------------------------------------------
              Financial--7.5%
    21,700    American International Group, Inc.                                                 1,692,600         121
    13,700    Bank of New York Company, Inc.                                                       479,500          34
        40  * Berkshire Hathaway, Inc. - Class "B"                                                  93,200           7
    31,900    Capital One Financial Corporation                                                  1,468,357         105
     7,300    Chubb Corporation                                                                    521,293          37
    38,300    Citigroup, Inc.                                                                    1,551,150         111
    13,500    Fannie Mae                                                                         1,080,810          77
    21,900    FleetBoston Financial Corporation                                                    793,875          57
     8,200    Goldman Sachs Group, Inc.                                                            585,070          42
     9,700    Jefferson-Pilot Corporation                                                          431,456          31
    29,000    Mellon Financial Corporation                                                         937,570          67
    18,900    Wells Fargo & Company                                                                840,105          60
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,474,986         749
----------------------------------------------------------------------------------------------------------------------
              Health Care--8.0%
    19,000    American Home Products Corporation                                                 1,106,750          79
    15,400  * Amgen, Inc.                                                                          904,904          64
    12,600    Becton, Dickinson and Company                                                        466,200          33
    24,400    HCA, Inc.                                                                          1,081,164          77
    41,700    Johnson & Johnson                                                                  2,310,180         165
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
    30,900    Medtronic, Inc.                                                                   $1,344,150         $96
    50,100    Pfizer, Inc.                                                                       2,009,010         143
    26,000    Pharmacia Corporation                                                              1,054,560          75
    24,200    Schering-Plough Corporation                                                          897,820          64
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,174,738         796
----------------------------------------------------------------------------------------------------------------------
              Technology--7.3%
    15,700  * Altera Corporation                                                                   258,893          18
    11,100  * Amdocs, Ltd.                                                                         295,815          21
    89,100  * Applied Micro Circuits Corporation                                                   622,809          44
    25,500  * Cadence Design Systems, Inc.                                                         424,575          30
    36,200  * Cisco Systems, Inc.                                                                  440,916          31
    10,900    Computer Associates International, Inc.                                              280,566          20
     6,100  * eBay, Inc.                                                                           279,075          20
    13,000    Electronic Data Systems Corporation                                                  748,540          53
    23,700  * EMC Corporation                                                                      278,475          20
    24,900    Intel Corporation                                                                    507,711          36
     5,200    International Business Machines Corporation                                          479,960          34
    16,600  * Macrovision Corporation                                                              471,606          34
    27,400  * Microsoft Corporation                                                              1,402,058         100
    23,300  * NetIQ Corporation                                                                    530,541          38
    34,700    Nokia Corporation (ADR) - Class "A"                                                  543,055          39
    17,500    Nortel Networks Corporation                                                           98,175           7
    94,100  * Oracle Corporation                                                                 1,183,778          84
    15,600  * RF Micro Devices, Inc.                                                               259,272          18
    39,600  * Sun Microsystems, Inc.                                                               327,492          23
     5,300    Texas Instruments, Inc.                                                              132,394           9
    16,600  * VeriSign, Inc.                                                                       695,540          50
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,261,246         729
----------------------------------------------------------------------------------------------------------------------
              Utilities--1.3%
    14,700  * AES Corporation                                                                      188,454          13
    28,000    Duke Energy Corporation                                                            1,059,800          76
    22,800    Enron Corporation                                                                    620,844          44
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,869,098         133
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $77,253,684)                                                 72,263,047       5,147
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--19.4%
              Aerospace/Defense--.4%
      $500M   Precision Castparts Corp., 8.75%, 2005                                              $541,584         $39
----------------------------------------------------------------------------------------------------------------------
              Automotive--.4%
       500M   DaimlerChrysler NA Holdings Corp., 7.75%, 2005                                       535,707          38
----------------------------------------------------------------------------------------------------------------------
              Chemicals--.1%
       650M   Huntsman Polymers Corp., 11.75%, 2004                                                165,750          12
----------------------------------------------------------------------------------------------------------------------
              Energy--1.0%
       800M   Halliburton Co., 5.625%, 2008                                                        782,934          56
       600M   Texaco Capital, Inc., 8.25%, 2006                                                    688,585          49
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,471,519         105
----------------------------------------------------------------------------------------------------------------------
              Entertainment/Leisure--.8%
     1,000M   Walt Disney Co., 7.3%, 2005                                                        1,074,667          77
----------------------------------------------------------------------------------------------------------------------
              Financial--4.1%
       500M   Bank of America Corp., 7.8%, 2010                                                    558,026          40
       500M   Bank United, 8%, 2009                                                                544,353          39
       500M   BB&T Corp., 6.375%, 2005                                                             520,658          37
       400M   BB&T Corp., 6.5%, 2011                                                               407,246          29
       770M   ERAC USA Finance Enterprise Co., 8%, 2011+                                           796,319          57
       400M   Fleet Financial Group, Inc., 8.125%, 2004                                            437,554          31
     1,000M   Lincoln National Corp., 6.5%, 2008                                                 1,031,969          74
       725M   Manufacturers & Traders Trust Co., 8%, 2010                                          803,083          57
       600M   National City Bank of Kentucky, 6.3%, 2011                                           602,876          43
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,702,084         407
----------------------------------------------------------------------------------------------------------------------
              Gaming/Lodging--.5%
       750M   MGM Mirage, Inc., 8.5%, 2010                                                         724,613          52
----------------------------------------------------------------------------------------------------------------------
              Investment/Finance Companies--1.9%
       750M   Ford Motor Credit Co., 7.875%, 2010                                                  792,474          56
       350M   General Electric Capital Corp., 8.5%, 2008                                           412,864          29
     1,500M   Telesis Autumn Leaves, Ltd., Variable Rate
              Demand Note, 3.1%, 2004++                                                          1,500,000         107
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,705,338         192
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Media--1.2%
      $705M   Comcast Cable Communications, Inc., 8.375%, 2007                                    $786,327         $56
       500M   Cox Enterprises, Inc., 8%, 2007                                                      541,710          38
       400M   Houghton Mifflin Co., 7.125%, 2004                                                   418,456          30
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,746,493         124
----------------------------------------------------------------------------------------------------------------------
              Mining/Metals--.4%
       500M   Thiokol Corp., 6.625%, 2008                                                          521,394          37
----------------------------------------------------------------------------------------------------------------------
              Real Estate--.3%
       410M   Avalon Properties, Inc., 6.875%, 2007                                                424,548          30
----------------------------------------------------------------------------------------------------------------------
              Retail - Food/Drug--.8%
     1,000M   Kroger Co., 7.8%, 2007                                                             1,104,189          79
----------------------------------------------------------------------------------------------------------------------
              Retail - General Merchandise--1.1%
     1,000M   Federated Department Stores, Inc., 7.45%, 2017                                       941,447          67
       600M   Target Corp., 7.5%, 2010                                                             663,053          47
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,604,500         114
----------------------------------------------------------------------------------------------------------------------
              Telecommunications--1.7%
       700M   Qwest Capital Funding, Inc., 7.9%, 2010                                              738,387          53
       500M   SBC Communications, Inc., 6.25%, 2011                                                512,361          37
     1,000M   WorldCom, Inc., 8%, 2006                                                           1,077,244          77
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,327,992         167
----------------------------------------------------------------------------------------------------------------------
              Transportation--2.4%
     1,000M   Burlington Northern Santa Fe Corp., 7.875%, 2007                                   1,108,735          79
       848M   Continental Airlines, Inc., 8.388%, 2020                                             815,792          58
     1,000M   Norfolk Southern Corp., 7.35%, 2007                                                1,085,619          77
       435M   NWA Trust, 10.23%, 2012                                                              391,934          28
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,402,080         242
----------------------------------------------------------------------------------------------------------------------
              Utilities--2.3%
       750M   Consumers Energy Co., 6.375%, 2008                                                   752,832          54
       800M   DPL, Inc., 6.875%, 2011                                                              812,236          58
     1,000M   Enron Corp., 7.125%, 2007                                                          1,058,642          75
       500M   PP&L Capital Funding, Inc., 8.375%, 2007                                             555,433          40
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,179,143         227
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $26,953,233)                                               27,231,601       1,942
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS TOTAL RETURN FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              MORTGAGE-BACKED CERTIFICATES--10.2%
              Government National Mortgage Association I Program:
    $6,968M   7%, 2/15/2028-6/15/2031                                                           $7,225,540        $515
     6,775M   7.5%, 2/15/2031                                                                    7,067,158         504
----------------------------------------------------------------------------------------------------------------------
Total Value of Mortgage-Backed Certificates (cost $14,094,091)                                  14,292,698       1,019
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--4.3%
     2,000M   Federal Home Loan Bank, 5.08%, 2005                                                2,009,212         143
     1,875M   Freddie Mac, 5.25%, 2006                                                           1,954,168         139
     2,000M   Freddie Mac, 5.5%, 2007                                                            2,010,864         143
----------------------------------------------------------------------------------------------------------------------
Total Value of U.S. Government Agency Obligations (cost $5,867,635)                              5,974,244         425
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT OBLIGATIONS--6.5%
     8,000M   U.S. Treasury Notes, 6.5%, 2010 (cost $8,361,953)                                  9,080,008         647
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--8.2%
     3,100M   New York Times Co., Inc., 3.15%, 10/1/01                                           3,099,457         221
       925M   New York Times Co., Inc., 3.15%, 10/3/01                                             924,676          66
     4,500M   Union Electric Co., 3%, 10/12/01                                                   4,495,120         320
     3,000M   Washington Gas Light Co., 2.42%, 10/2/01                                           2,999,395         214
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $11,518,648)                                    11,518,648         821
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $144,049,244)                                       100.1%    140,360,246      10,001
Excess of Liabilities Over Other Assets                                               (.1)        (21,700)         (1)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $140,338,546     $10,000
======================================================================================================================

 * Non-income producing

 + See note 6

++ The interest rate on the variable rate demand note is determined and reset weekly by the issuer.
   The interest rate shown is the rate in effect at September 30, 2001.

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS GROWTH & INCOME FUND

Dear Investor:

This is the annual report for the First Investors Growth & Income Fund for the fiscal year ended September 30, 2001. During the period, the Fund's return on a net asset value basis was -25.9% for Class A shares and -26.4% for Class B shares, compared to a return of -27.4% for the Lipper Large-Cap Core Equity fund group. During the period, the Fund declared dividends from net investment income of 4.0 cents per share on Class A shares. The Fund also declared a capital gains distribution of $1.485 per share on Class A and Class B shares.

Over the past 12 months, the stock market was buffeted by the convergence of a number of negative factors that overwhelmed the long-established bullish trends. Rising oil prices, higher interest rates, rising wage pressures and overcapacity in many industries dampened the near-term outlook for corporate profits. While the consumer remained resilient throughout most of the year, the negative factors drove corporate spending down across the board. While investors were betting that strength in consumer spending would offset the downturn in corporate spending, the speed with which consumer spending declined and the wave of layoffs took many by surprise.

We were among those surprised by the rapid layoff announcements and increase in the unemployment rate. We had believed that the actions taken by the Federal Reserve ("Fed") on interest rates would be enough to keep the economy strong throughout the year. We also believed the stock market would reflect the Fed's actions and rebound in the second half of the year.

Based on those beliefs, which were supported by the historic track record of the Fed's actions, we began investing in less defensive names and modestly lowered the Fund's cash balance. As summer unfolded it became clear the Fed's actions would not stave off a downturn, and our reduction in cash and movement into growth stocks proved disappointing.

The technology sector was a major area of disappointment. Investments in companies in the telecommunicatons equipment industry like Ciena, Applied Micro Circuits and Nuance Communications, had an outsized, negative impact on the Fund's return. Many of the core investments in the financial sector, like Citigroup and JP Morgan, underperformed on concerns about credit quality on both the corporate and consumer levels. Stocks in energy companies, like Enron and Mirant, underperformed on sliding energy prices and the California energy crisis.

There were some bright spots in the Fund's portfolio. Investments in computer and online security providers like Symantec generated handsome returns for the Fund. Our investments in health care stalwarts, like Johnson & Johnson and Baxter International, provided solid returns. SUPERVALU, a food distribution company with a history of solid dividends also outperformed during the period. Also, the Fund's above-average cash position for the entire period was a positive factor.

Although returns for the period were less than expected, one must not lose sight of the long term. The correction in the equity market over the past two years is precisely that -- a correction that periodically occurs in the system. As weak companies and poor managements are weeded out, the stock market and the economy will become stronger in the long run. We believe that just as there was a convergence of negative factors over the past two years pressuring returns, we are now seeing a convergence of positive factors.

Short-term interest rates are the lowest they have been in almost 40 years. The Fed continues to follow a policy of "easy money" by growing the money supply. The federal government will provide a fiscal stimulus package of tax cuts and direct spending that will increase aggregate demand in the economy. On the corporate level, managements have become more conscious of maintaining cost discipline, which will translate into solid profit growth once the economy rebounds. Finally, technology will continue to increase productivity leading to revived economic growth.

The current geopolitical environment adds a level of uncertainty to the future heretofore unknown by many American investors. However, as in the past, this generation of Americans will rise to successfully meet the current challenge. We recognize that the past two years have been trying, but periods of great uncertainty and challenge also represent periods of great opportunity. We will continue to work to uncover those growth opportunities for the Fund while maintaining a good portion of the investments in income-producing securities.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ DENNIS T. FITZPATRICK

Dennis T. Fitzpatrick
Vice President
and Portfolio Manager

October 31, 2001


Cumulative Performance Information
FIRST INVESTORS GROWTH & INCOME FUND

Comparison of change in value of $10,000 investment in the First
Investors Growth & Income Fund (Class A shares) and the Standard & Poor's 500 Index.

GROWTH & INCOME FUND - CLASS A GRAPH PLOTS
As of September 30, 2001

             GROWTH &
          INCOME FUND        S&P 500
OCT 93        $ 9,375        $10,000
OCT 94          9,723         10,541
OCT 95         11,620         13,329
OCT 96         14,155         16,540
OCT 97         17,864         21,852
SEP 98         19,464         24,652
SEP 99         24,060         31,506
SEP 00         29,188         35,691
SEP 01         21,626         26,190

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A shares      N.A.V. Only     S.E.C. Standardized
  One Year           (25.91%)            (30.55%)
  Five Years           9.07%               7.67%
  Since Inception
  (10/4/93)           11.03%              10.13%
Class B shares
  One Year           (26.38%)            (29.32%)
  Five Years           8.33%               8.04%
  Since Inception
  (1/12/95)           12.37%              12.37%

The graph compares a $10,000 investment in the First Investors Growth & Income Fund (Class A shares) beginning 10/4/93 (inception date) with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During certain of the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 7.65% and 9.80%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 8.00% and 12.09%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS GROWTH & INCOME FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--82.8%
              Basic Materials--4.9%
   325,000    Dow Chemical Company                                                             $10,647,000        $229
   175,000    Englehard Corporation                                                              4,042,500          87
   400,000    Lyondell Chemical Company                                                          4,580,000          98
   100,000    Monsanto Company                                                                   3,373,000          72
----------------------------------------------------------------------------------------------------------------------
                                                                                                22,642,500         486
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--8.6%
   105,000    General Dynamics Corporation                                                       9,273,600         199
   210,000    General Electric Company                                                           7,812,000         168
   100,000  * Jabil Circuit, Inc.                                                                1,790,000          38
    65,000    Minnesota Mining and Manufacturing Company                                         6,396,000         137
   200,000  * Thermo Electron Corporation                                                        3,610,000          78
   241,200    Tyco International, Ltd.                                                          10,974,600         236
----------------------------------------------------------------------------------------------------------------------
                                                                                                39,856,200         856
----------------------------------------------------------------------------------------------------------------------
              Communication Services--4.7%
   125,000    ALLTEL Corporation                                                                 7,243,750         156
   200,000    Verizon Communications, Inc.                                                      10,822,000         232
   100,000    Vodafone Group PLC (ADR)                                                           2,196,000          47
   100,000  * WorldCom, Inc. - WorldCom Group                                                    1,504,000          32
----------------------------------------------------------------------------------------------------------------------
                                                                                                21,765,750         467
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclicals--3.2%
   125,000  * Bed Bath & Beyond, Inc.                                                            3,182,500          68
   200,000    Circuit City Stores - Circuit City Group                                           2,400,000          52
    60,000  * Costco Wholesale Corporation                                                       2,133,600          46
   150,000    Wal-Mart Stores, Inc.                                                              7,425,000         159
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,141,100         325
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--15.6%
   225,000    Anheuser-Busch Companies, Inc.                                                     9,423,000         202
   150,000  * Comcast Corporation - Special Class "A"                                            5,380,500         116
   260,000    ConAgra Foods, Inc.                                                                5,837,000         125
   175,000    Gillette Company                                                                   5,215,000         112
    80,800    Kimberly-Clark Corporation                                                         5,009,600         108
   200,000    Kraft Foods, Inc. - Class "A"                                                      6,874,000         148
   400,000  * Liberty Media Corporation - Class "A"                                              5,080,000         109
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples (continued)
   125,000    Philip Morris Companies, Inc.                                                     $6,036,250        $130
   170,000    Procter & Gamble Company                                                          12,374,300         266
   300,000    SUPERVALU, Inc.                                                                    6,069,000         130
   155,000  * Viacom, Inc. - Class "B"                                                           5,347,500         115
----------------------------------------------------------------------------------------------------------------------
                                                                                                72,646,150       1,561
----------------------------------------------------------------------------------------------------------------------
              Energy--4.4%
   100,000    Anadarko Petroleum Corporation                                                     4,808,000         103
   100,000    EOG Resources, Inc.                                                                2,893,000          62
   225,000    Exxon Mobil Corporation                                                            8,865,000         190
   100,000  * FuelCell Energy, Inc.                                                              1,481,000          32
   100,000  * Noble Drilling Corporation                                                         2,400,000          52
----------------------------------------------------------------------------------------------------------------------
                                                                                                20,447,000         439
----------------------------------------------------------------------------------------------------------------------
              Financial--14.9%
   170,000    ACE, Ltd.                                                                          4,907,900         105
   150,000    Allstate Corporation                                                               5,602,500         120
   110,000    American International Group, Inc.                                                 8,580,000         184
   200,000    Capital One Financial Corporation                                                  9,206,000         198
    40,000    Chubb Corporation                                                                  2,856,400          61
   130,000    Citigroup, Inc.                                                                    5,264,987         113
    25,000    Countrywide Credit Industries, Inc.                                                1,098,250          24
   135,000    Equity Office Properties Trust                                                     4,320,000          93
    50,000    Goldman Sachs Group, Inc.                                                          3,567,500          77
   100,000    J.P. Morgan Chase & Company                                                        3,415,000          73
    50,000    Jefferson-Pilot Corporation                                                        2,224,000          48
   100,000    Lincoln National Corporation                                                       4,663,000         100
   235,000    Wachovia Corporation                                                               7,285,000         156
   150,000    Wells Fargo & Company                                                              6,667,500         143
----------------------------------------------------------------------------------------------------------------------
                                                                                                69,658,037       1,495
----------------------------------------------------------------------------------------------------------------------
              Health Care--16.4%
   200,000    Abbott Laboratories                                                               10,370,000         223
   200,000    Baxter International, Inc.                                                        11,010,000         236
   250,000  * HealthSouth Corporation                                                            4,065,000          87
    40,000  * Invitrogen Corporation                                                             2,630,400          56
   275,000    Johnson & Johnson                                                                 15,235,000         327
   115,000    Medtronic, Inc.                                                                    5,002,500         107
    75,000    Merck & Company, Inc.                                                              4,995,000         107
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS GROWTH & INCOME FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
    Shares                                                                                                    Invested
        or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
   100,000    Pall Corporation                                                                  $1,945,000         $42
   200,000    Pfizer, Inc.                                                                       8,020,000         172
   150,000    Schering-Plough Corporation                                                        5,565,000         119
   125,000  * Tenet Healthcare Corporation                                                       7,456,250         160
----------------------------------------------------------------------------------------------------------------------
                                                                                                76,294,150       1,636
----------------------------------------------------------------------------------------------------------------------
              Technology--5.1%
    50,000  * Applied Materials, Inc.                                                            1,422,000          31
   200,000  * Applied Micro Circuits Corporation                                                 1,398,000          30
    40,000  * AstroPower, Inc.                                                                   1,380,400          30
   100,000  * Citrix Systems, Inc.                                                               1,980,000          43
   450,000  * i2 Technologies, Inc.                                                              1,548,000          33
   100,000  * Macrovision Corporation                                                            2,841,000          61
   125,000  * Microsoft Corporation                                                              6,396,250         137
   350,000  * Oracle Corporation                                                                 4,403,000          95
    30,000  * RF Micro Devices, Inc.                                                               498,600          11
   111,000  * SeaChange International, Inc.                                                      1,939,170          42
----------------------------------------------------------------------------------------------------------------------
                                                                                                23,806,420         513
----------------------------------------------------------------------------------------------------------------------
              Utilities--5.0%
   130,000  * Calpine Corporation                                                                2,965,300          64
    85,000    Consolidated Edison, Inc.                                                          3,461,200          74
   300,000    Duke Energy Corporation                                                            7,890,000         169
   200,000    Dynegy, Inc. - Class "A"                                                           6,930,000         149
    75,000    Enron Corporation                                                                  2,042,250          44
----------------------------------------------------------------------------------------------------------------------
                                                                                                23,288,750         500
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $360,685,066)                                               385,546,057       8,278
----------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE BONDS--1.1%
              Communication Services--.3%
    $5,000M   Ibasis, Inc., 5.75%, 2005                                                          1,250,000          27
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclicals--.2%
     2,500M   SportsLine.com, Inc., 5%, 2006 +                                                     756,250          16
----------------------------------------------------------------------------------------------------------------------
              Health Care--.6%
     3,000M   HealthSouth Corp., 3.25%, 2003                                                     2,857,500          61
----------------------------------------------------------------------------------------------------------------------
Total Value of Convertible Bonds (cost $10,492,219)                                              4,863,750         104
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS GROWTH & INCOME FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--.9%
              Utilities
    $4,250M   El Paso Energy Corp., 7.375%, 2012
              (cost $4,318,325)                                                                 $4,369,301         $94
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--16.6%
     9,000M   Baltimore Gas & Electric Co., 2.42%, 10/5/01                                       8,996,368         193
     2,000M   Dow Chemical Co., 3.1%, 10/2/01                                                    1,999,483          43
    10,000M   Idaho Power Co., 2.45%, 10/9/01                                                    9,993,190         215
    10,000M   Motiva, Ltd., 3.3%, 10/1/01                                                        9,998,167         215
     5,000M   New Jersey Natural Gas Co., 2.5%, 10/11/01                                         4,995,831         107
     7,000M   New York Times Co., Inc., 3.15%, 10/3/01                                           6,997,550         150
     3,000M   Prudential Funding Corp., 2.75%, 10/2/01                                           2,999,312          64
    20,000M   Verizon Network Funding Co., 2.7%, 10/15/01                                       19,975,991         429
    11,500M   Washington Gas Light Co., 2.6%, 11/5/01                                           11,469,258         246
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $77,425,150)                                    77,425,150       1,662
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $452,920,760)                                       101.4%    472,204,258      10,138
Excess of Liabilities Over Other Assets                                               (1.4)     (6,479,010)       (138)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $465,725,248     $10,000
======================================================================================================================

* Non-income producing

+ See note 6

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS BLUE CHIP FUND

Dear Investor:

This is the annual report for the First Investors Blue Chip Fund for the fiscal year ended September 30, 2001. During the period, the Fund's return on a net asset value basis was -30.9% for Class A shares and -31.3% for Class B shares, compared to a return of -27.4% for the Lipper Large-Cap Core Equity fund group. During the period, the Fund declared dividends from net investment income of 1.0 cents per share on Class A shares. The Fund also declared a capital gains distribution of $3.302 per share on Class A and Class B shares.

The primary factors that affected the Fund's performance during the reporting period were the slowing economy and the overall decline of large capitalization stocks, as well as the Fund's sector allocation and stock selection.

When reviewing the Fund's performance over the past 12 months, an old saying came to mind: "Good judgment comes from experience." I'd like to think that it's true given the trying times we have experienced.

Believing the Federal Reserve ("Fed") would be able to restart economic growth with its interest rate cuts and easy monetary policy, the Fund shifted from a defensive investment posture to a growth-oriented one. The timing was poor, as the growth stocks the Fund bought were only in a brief "bear market rally" this past spring.

While many of the stocks we purchased in anticipation of the recovery represent good long-term investments and good relative values, they were harmed in the short term by the overwhelmingly negative macroeconomic environment. A combination of factors, referred to by many as the "perfect economic storm," began to have a negative impact on the earnings of many blue chip companies. However, we believed that consumer resiliency and the improving interest rate environment would support equity prices until the economy took off again.

The major drags on the Fund's performance were in the technology area, especially those companies in the telecommunications equipment sector. As the macro economic environment continued to worsen, the communication carriers drastically cut spending on equipment, such as routers, cables and bay stations. This had a detrimental impact on the earnings outlook of companies like Applied Micro Circuits, Cisco Systems, Ciena Corp. and Nokia. While we did reduce our weightings in many of these stocks, a more effective action, in retrospect, would have been to move out completely.

In the energy sector, higher commodity prices at the end of last year and into the first half of this year bolstered the stocks of many energy companies. Staying fully invested in this sector during an environment of declining commodity prices proved disappointing.


Financial stocks also did not perform well based on concerns about consumer confidence and debt. Even the stocks of the long-term, core "bellwethers" held in the Fund, like Citigroup, AIG and JP Morgan Chase, could not shake off the concerns.

Despite the difficulties, there were some bright spots. Stocks in the health care sector performed relatively well. The demographic trends in the developed world are strong enough to enable this sector to withstand a long-term economic downtrend. The stocks of drug companies like Merck and Pfizer, and medical device companies, like Medtronic, had decent relative performance.

Looking forward, we believe the economy will rebound over the next 12 months due to a myriad of factors. On the negative side, corporations continue to have limited pricing power, the unemployment rate is rising and retail demand appears to be waning. However, short-term interest rates are at their lowest levels in almost 40 years, and monetary policy should remain "easy" for the foreseeable future. The federal government, in response to the terrorist attacks on New York City and the Pentagon, and in recognition of the possibility of the economy entering a sustained downturn, will likely continue providing stimulus to the economy through fiscal spending. While some have expressed concerns that the combination of the stimulus package and easy monetary policy will re-ignite inflation, we believe that inflation can be muted through the Fed's careful handling of monetary policy.

As extreme daily market volatility remains prevalent, trading will play a greater role in generating returns. Going forward, the Fund will also be holding a greater number of stocks to further diversify the portfolio. As always, the Fund will continue to invest in companies that have leading market shares in their respective industries, strong balance sheets and solid growth potential. We believe the long-term investor willing to deal with the market volatility and the current worldwide political uncertainty will be rewarded over the long haul.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ DENNIS T. FITZPATRICK

Dennis T. Fitzpatrick
Vice President
and Portfolio Manager

October 31, 2001


Cumulative Performance Information
FIRST INVESTORS BLUE CHIP FUND

Comparison of change in value of $10,000 investment in the First
Investors Blue Chip Fund (Class A shares) and the Standard & Poor's 500
Index.

BLUE CHIP GRAPH PLOTS
As of September 30, 2001

            BLUE CHIP FUND       S & P 500
DEC 91             $ 9,375         $10,000
DEC 92               9,992          10,762
DEC 93              10,768          11,844
DEC 94              10,443          12,001
DEC 95              13,995          16,511
DEC 96              16,871          20,302
DEC 97              21,266          27,075
SEP 98              20,937          28,708
SEP 99              26,147          36,689
SEP 00              31,766          41,563
SEP 01              21,956          30,499

(INSET BOX IN CHART READS:)

                         Average Annual Total Return*
Class A Shares        N.A.V. Only     S.E.C. Standardized
  One Year             (30.88%)            (35.20%)
  Five Years             6.91%               5.54%
  Ten Years              9.79%               9.08%
Class B Shares
  One Year             (31.33%)            (34.07%)
  Five Years             6.16%               5.85%
  Since Inception
  (1/12/95)             10.87%              10.87%

The graph compares a $10,000 investment in the First Investors Blue Chip Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (35.26%), 5.43% and 8.86%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (34.14%), 5.73% and 10.68%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS BLUE CHIP FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--85.0%
              Basic Materials--3.4%
    68,500    Air Products & Chemicals, Inc.                                                    $2,642,730         $51
    43,200    Alcoa, Inc.                                                                        1,339,632          26
    37,200    Ecolab, Inc.                                                                       1,351,476          26
   231,200    Engelhard Corporation                                                              5,340,720         102
   108,000    Monsanto Company                                                                   3,642,840          70
    68,700    Praxair, Inc.                                                                      2,885,400          55
    14,400    Weyerhaeuser Company                                                                 701,424          13
----------------------------------------------------------------------------------------------------------------------
                                                                                                17,904,222         343
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--6.9%
   452,900    General Electric Company                                                          16,847,880         322
    92,700  * Jabil Circuit, Inc.                                                                1,659,330          32
   124,800    Millipore Corporation                                                              6,606,912         127
   236,500    Tyco International, Ltd.                                                          10,760,750         206
----------------------------------------------------------------------------------------------------------------------
                                                                                                35,874,872         687
----------------------------------------------------------------------------------------------------------------------
              Communication Services--6.0%
    95,500    AT&T Corporation                                                                   1,843,150          35
   296,900    Qwest Communications International, Inc.                                           4,958,230          95
   108,400    SBC Communications, Inc.                                                           5,107,808          98
   238,600    Verizon Communications, Inc.                                                      12,910,646         247
   443,000  * WorldCom, Inc. - WorldCom Group                                                    6,662,720         128
----------------------------------------------------------------------------------------------------------------------
                                                                                                31,482,554         603
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclicals--8.2%
   143,000  * Bed Bath & Beyond, Inc.                                                            3,640,780          70
   374,500  * Costco Wholesale Corporation                                                      13,317,220         255
   137,900    Home Depot, Inc.                                                                   5,291,223         101
   142,100    McGraw-Hill Companies, Inc.                                                        8,270,220         158
   253,000    Wal-Mart Stores, Inc.                                                             12,523,500         240
----------------------------------------------------------------------------------------------------------------------
                                                                                                43,042,943         824
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--14.4%
   260,100    Anheuser-Busch Companies, Inc.                                                    10,892,988         208
   246,900  * AOL Time Warner, Inc.                                                              8,172,390         157
    94,650    Cardinal Health, Inc.                                                              6,999,368         134
   178,100  * Comcast Corporation - Special Class "A"                                            6,388,447         122
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS BLUE CHIP FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples (continued)
    93,200    Kimberly-Clark Corporation                                                        $5,778,400        $111
   213,000    Kraft Foods, Inc. - Class "A"                                                      7,320,810         140
   533,300  * Liberty Media Corporation - Class "A"                                              6,772,910         130
    71,100    PepsiCo, Inc.                                                                      3,448,350          66
   102,800    Philip Morris Companies, Inc.                                                      4,964,212          95
    47,800    Procter & Gamble Company                                                           3,479,362          67
   127,400  * Safeway, Inc.                                                                      5,060,328          97
    51,000    Unilever NV - NY Shares (ADR)                                                      2,755,020          53
    88,700  * Viacom, Inc. - Class "B"                                                           3,060,150          59
----------------------------------------------------------------------------------------------------------------------
                                                                                                75,092,735       1,439
----------------------------------------------------------------------------------------------------------------------
              Energy--6.1%
   159,400    Anadarko Petroleum Corporation                                                     7,663,952         147
   199,300    Conoco, Inc. - Class "B"                                                           5,050,262          97
   121,300    EOG Resources, Inc.                                                                3,509,209          67
   393,400    Exxon Mobil Corporation                                                           15,499,960         297
----------------------------------------------------------------------------------------------------------------------
                                                                                                31,723,383         608
----------------------------------------------------------------------------------------------------------------------
              Financial--12.8%
   131,700    American International Group, Inc.                                                10,272,600         196
    76,300    Bank of New York Company, Inc.                                                     2,670,500          51
     1,200  * Berkshire Hathaway, Inc. - Class "B"                                               2,796,000          54
   192,800    Capital One Financial Corporation                                                  8,874,584         170
    52,500    Chubb Corporation                                                                  3,749,025          72
   239,200    Citigroup, Inc.                                                                    9,687,600         186
    82,300    Fannie Mae                                                                         6,588,938         126
   139,000    FleetBoston Financial Corporation                                                  5,038,750          97
    57,100    Goldman Sachs Group, Inc.                                                          4,074,085          78
    62,600    Jefferson-Pilot Corporation                                                        2,784,448          53
   160,000    Mellon Financial Corporation                                                       5,172,800          99
   120,100    Wells Fargo & Company                                                              5,338,445         102
----------------------------------------------------------------------------------------------------------------------
                                                                                                67,047,775       1,284
----------------------------------------------------------------------------------------------------------------------
              Health Care--12.8%
   115,600    American Home Products Corporation                                                 6,733,700         129
    98,200  * Amgen, Inc.                                                                        5,770,232         111
    69,800    Becton, Dickinson and Company                                                      2,582,600          49
   148,400    HCA, Inc.                                                                          6,575,604         126
   252,000    Johnson & Johnson                                                                 13,960,800         267
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
   185,000    Medtronic, Inc.                                                                   $8,047,500        $154
   281,300    Pfizer, Inc.                                                                      11,280,130         216
   157,900    Pharmacia Corporation                                                              6,404,424         123
   148,300    Schering-Plough Corporation                                                        5,501,930         105
----------------------------------------------------------------------------------------------------------------------
                                                                                                66,856,920       1,280
----------------------------------------------------------------------------------------------------------------------
              Technology--12.0%
    96,400  * Altera Corporation                                                                 1,589,636          30
    78,200  * Amdocs, Ltd.                                                                       2,084,030          40
   544,000  * Applied Micro Circuits Corporation                                                 3,802,560          73
   160,400  * Cadence Design Systems, Inc.                                                       2,670,660          51
   228,300  * Cisco Systems, Inc.                                                                2,780,694          53
    67,800    Computer Associates International, Inc.                                            1,745,172          33
    43,100  * eBay, Inc.                                                                         1,971,825          38
    72,000    Electronic Data Systems Corporation                                                4,145,760          79
   149,500  * EMC Corporation                                                                    1,756,625          34
   162,200    Intel Corporation                                                                  3,307,258          63
    28,600    International Business Machines Corporation                                        2,639,780          51
   107,900  * Macrovision Corporation                                                            3,065,439          59
   152,200  * Microsoft Corporation                                                              7,788,074         148
   147,100  * NetIQ Corporation                                                                  3,349,467          64
   201,900    Nokia Corporation (ADR) - Class "A"                                                3,159,735          61
    97,200  * Nortel Networks Corporation                                                          545,292          10
   571,600  * Oracle Corporation                                                                 7,190,728         138
    86,400  * RF Micro Devices, Inc.                                                             1,435,968          28
   246,800  * Sun Microsystems, Inc.                                                             2,041,036          39
    34,800    Texas Instruments, Inc.                                                              869,304          17
   106,800  * VeriSign, Inc.                                                                     4,474,920          86
----------------------------------------------------------------------------------------------------------------------
                                                                                                62,413,963       1,195
----------------------------------------------------------------------------------------------------------------------
              Utilities--2.4%
    95,900  * AES Corporation                                                                    1,229,438          24
   194,000    Duke Energy Corporation                                                            7,342,900         141
   142,700    Enron Corporation                                                                  3,885,720          74
----------------------------------------------------------------------------------------------------------------------
                                                                                                12,458,058         239
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $419,197,913)                                               443,897,425       8,502
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--3.5%
   $18,000M   Federal Home Loan Bank, 2.6%, 10/23/01
              (cost $17,968,789)                                                               $17,968,789        $344
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--13.7%
    19,400M   Baltimore Gas & Electric Co., 2.42%, 10/5/01                                      19,392,171         371
     2,600M   Idaho Power Co., 2.45%, 10/10/01                                                   2,598,052          50
    11,500M   Illinois Tool Works, Inc., 3.03%, 10/3/01                                         11,496,127         220
     2,600M   Motiva, Ltd., 3.3%, 10/1/01                                                        2,599,523          50
     3,400M   New Jersey Natural Gas Co., 2.5%, 10/11/01                                         3,397,165          65
    20,000M   NIKE, Inc., 2.5%, 10/10/01                                                        19,984,714         382
    12,330M   Washington Gas Light Co., 2.6%, 11/5/01                                           12,297,040         236
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $71,764,792)                                    71,764,792       1,374
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $508,931,494)                                       102.2%    533,631,006      10,220
Excess of Liabilities Over Other Assets                                               (2.2)    (11,508,065)       (220)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $522,122,941     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS UTILITIES INCOME FUND

Dear Investor:

This is the annual report for the First Investors Utilities Income Fund for the fiscal year ended September 30, 2001. During the period, the Fund's return on a net asset value basis was -25.0% for Class A shares and -25.5% for Class B shares, compared to a return of -22.8% for the Lipper Utility fund group. During the period, the Fund declared dividends from net investment income of 10.5 cents per share on Class A shares and 5.4 cents per share on Class B shares. The Fund also declared a capital gains distribution of 56.4 cents per share on Class A and Class B shares.

The primary factors driving the Fund's performance were the slowing economy, the overall decline of the stock market and the generally disappointing performance of the utilities sector.

The Utilities Income Fund endured a difficult year in which the electric, gas and telecommunications industries all registered negative returns. Utilities that maintained heavy reliance on regulated businesses for the majority of their revenue held up fairly well amid the slowing economy and decline of the broad stock market indexes. Those companies with higher exposure to unregulated businesses and commodity price swings generally did not perform as well.

It was a memorable year in the electric utility business as power and natural gas shortages sent prices soaring in California and surrounding states. The situation caused one utilities firm to file for bankruptcy while others faced financial distress. Several power producers and natural gas pipeline companies were accused of market manipulation and price gouging.

While your Fund avoided investing in California's electric utilities during these uncertain times, the California energy debacle effectively cast a cloud over much of the electric and natural gas industries. In addition to the California situation, mild summer weather, strong supply growth and slowing demand growth resulted in disappointing prices for power and natural gas.

One subsector that registered a positive return was the local distribution segment of the natural gas industry. This includes companies such as Peoples Energy and New Jersey Resources, which are primarily involved in the delivery of natural gas to industrial, commercial and residential customers. Because of their minimal commodity exposure, they were shielded from other industry problems.

In the telecommunications industry, stocks of long distance companies performed poorly as price competition continued. Long distance is also more economically sensitive than the local phone business. Companies such as Verizon Communications and CenturyTel, which focus primarily on the local business, fared relatively well.


Portfolio Manager's Letter (continued)
FIRST INVESTORS UTILITIES INCOME FUND

Looking ahead, we are maintaining our diversified approach to the utility sector. We will seek to benefit from an improving competitive landscape in telecommunications and a less tumultuous outlook in the electric and natural gas industries. As always, the Utilities Income Fund will continue to carefully pursue the stocks of promising utilities companies.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ MATTHEW S. WRIGHT

Matthew S. Wright
Portfolio Manager

October 31, 2001


Cumulative Performance Information
FIRST INVESTORS UTILITIES INCOME FUND

Comparison of change in value of $10,000 investment in the First
Investors Utilities Income Fund (Class A shares), the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index.

UTILITIES INCOME CLASS A GRAPH PLOTS
As of September 30, 2001

         UTILITIES             S&P           S&P
       INCOME FUND             500     UTILITIES
FEB 93     $ 9,375         $10,000       $10,000
OCT 93      10,112          10,955        10,774
OCT 94       9,085          11,379         8,949
OCT 95      11,025          14,388        11,618
OCT 96      12,397          17,854        12,797
OCT 97      13,992          23,588        14,066
SEP 98      16,237          26,611        18,145
SEP 99      18,183          34,009        17,923
SEP 00      21,380          49,173        20,303
SEP 01      16,038          36,084        15,253

(INSET BOX IN CHART READS:)

                       Average Annual Total Return*
Class A Shares      N.A.V. Only      S.E.C. Standardized
  One Year           (24.98%)            (29.65%)
  Five Years           6.13%               4.78%
  Since Inception
  (2/22/93)            6.43%               5.64%
Class B Shares
  One Year           (25.46%)            (28.44%)
  Five Years           5.39%               5.06%
  Since Inception
  (1/12/95)            8.25%               8.25%

The graph compares a $10,000 investment in the First Investors Utilities Income Fund (Class A shares) beginning 2/22/93 (inception date) with theoretical investments in the Standard & Poor's 500 Index and the Standard & Poor's Utilities Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. The Standard & Poor's Utilities Index is a capitalization-weighted index of 40 stocks designed to measure the performance of the utility sector of the Standard & Poor's 500 Index. It is not possible to invest directly in these Indices. In addition, the Indices do not take into account fees and expenses that an investor would incur in purchasing securities in these Indices. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During certain of the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 4.68% and 5.36%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for Five Years and Since Inception would have been 5.02% and 8.01%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index and Standard & Poor's Utilities Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS UTILITIES INCOME FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--89.6%
              Communication Services--28.0%
    69,400    ALLTEL Corporation                                                                $4,021,730        $230
   159,700    AT&T Corporation                                                                   3,082,210         176
   115,800  * AT&T Wireless Services, Inc.                                                       1,730,052          99
    83,400    BellSouth Corporation                                                              3,465,270         198
    25,300    British Telecommunications PLC (ADR)                                               1,294,095          74
   109,453  * Broadwing, Inc.                                                                    1,760,004         101
   120,300    CenturyTel, Inc.                                                                   4,030,050         231
    43,700  * Commonwealth Telephone Enterprises, Inc.                                           1,605,975          92
    94,000    Deutsche Telekom AG (ADR)                                                          1,457,000          83
   167,956    Qwest Communications International, Inc.                                           2,804,865         161
   105,300    SBC Communications, Inc.                                                           4,961,736         285
   159,500    Sprint Corporation                                                                 3,829,595         219
    39,700    Telefonos de Mexico SA (ADR)                                                       1,281,913          73
    34,600    Telephone & Data Systems, Inc.                                                     3,262,780         187
   107,128    Verizon Communications, Inc.                                                       5,796,696         332
    50,000    Vodafone Group PLC (ADR)                                                           1,098,000          63
    26,100  * Western Wireless Corporation - Class "A"                                             881,658          50
   165,556  * WorldCom, Inc. - WorldCom Group                                                    2,489,962         143
----------------------------------------------------------------------------------------------------------------------
                                                                                                48,853,591       2,797
----------------------------------------------------------------------------------------------------------------------
              Energy--1.8%
    65,900  * Hanover Compressor Company                                                         1,426,076          82
    37,700    Schlumberger, Ltd.                                                                 1,722,890          99
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,148,966         181
----------------------------------------------------------------------------------------------------------------------
              Technology--1.2%
    27,000  * American Superconductor Corporation                                                  252,180          14
    57,700    Motorola, Inc.                                                                       900,120          52
   126,000  * TyCom, Ltd.                                                                          989,100          56
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,141,400         122
----------------------------------------------------------------------------------------------------------------------
              Utilities--58.6%
   164,000  * AES Corporation                                                                    2,102,480         120
    44,200    Allegheny Energy, Inc.                                                             1,622,140          93
    74,400    ALLETE, Inc.                                                                       1,907,616         109
    56,800    Alliant Energy Corporation                                                         1,777,840         102
    74,500    American Electric Power Company, Inc.                                              3,220,635         184
    50,500    American States Water Company                                                      1,868,500         107
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Utilities (continued)
    58,900  * Calpine Corporation                                                               $1,343,509         $77
    92,800    Cinergy Corporation                                                                2,864,736         164
   126,300    Conectiv, Inc. - Class "A"                                                         2,968,050         170
    84,100    Constellation Energy Group, Inc.                                                   2,035,220         117
   113,400    Duke Energy Corporation                                                            4,292,190         246
   118,698    Dynegy, Inc. - Class "A"                                                           4,112,886         235
    74,917    El Paso Corporation                                                                3,112,801         178
    88,300    Enron Corporation                                                                  2,404,409         138
    88,400    Entergy Corporation                                                                3,143,504         180
    36,300    Exelon Corporation                                                                 1,618,980          93
    37,000    FPL Group, Inc.                                                                    1,981,350         113
    39,700    Hawaiian Electric Industries, Inc.                                                 1,548,300          89
   132,000    MDU Resources Group, Inc.                                                          3,084,840         177
    81,900  * Mirant Corporation                                                                 1,793,610         103
    85,700    National Fuel Gas Company                                                          1,973,671         113
    40,900    New Jersey Resources Corporation                                                   1,808,189         104
   156,700  * Niagara Mohawk Holdings, Inc.                                                      2,659,199         152
    47,200    NICOR, Inc.                                                                        1,829,000         105
    73,900    NiSource, Inc.                                                                     1,722,609          99
    92,000    Northeast Utilities                                                                1,723,160          99
    45,623    NSTAR                                                                              1,911,604         109
   133,300    OGE Energy Corporation                                                             2,915,271         167
    37,000    Peoples Energy Corporation                                                         1,471,120          84
   154,100    Potomac Electric Power Company                                                     3,384,036         194
    45,600    Progress Energy, Inc.                                                              1,960,344         112
    64,600    Public Service Company of New Mexico                                               1,628,566          93
    54,600    Public Service Enterprise Group, Inc.                                              2,323,230         133
    64,000    Questar Corporation                                                                1,291,520          74
   138,145    SCANA Corporation                                                                  3,506,120         201
   101,800    Southwest Gas Corporation                                                          2,158,160         124
   123,800    UtiliCorp United, Inc.                                                             3,467,638         199
   117,100    Vectren Corporation                                                                2,621,869         150
   161,400    Williams Companies, Inc.                                                           4,406,220         252
   161,000    Wisconsin Energy Corporation                                                       3,622,500         207
    36,000    WPS Resources Corporation                                                          1,242,000          71
   137,355    Xcel Energy, Inc.                                                                  3,866,543         220
----------------------------------------------------------------------------------------------------------------------
                                                                                               102,296,165       5,857
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $153,084,665)                                               156,440,122       8,957
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS UTILITIES INCOME FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
    Shares                                                                                                    Invested
        or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              CONVERTIBLE PREFERRED STOCKS--1.0%
              Communication Services--.2%
    11,500    Broadwing, Inc., 6.75%, 2049 Series "B"                                             $439,875         $25
----------------------------------------------------------------------------------------------------------------------
              Utilities--.8%
    13,000    AES Trust III, 6.75%, 2029                                                           404,625          23
    36,300    Duke Energy Corp., 8.25%, 2004                                                       954,690          55
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,359,315          78
----------------------------------------------------------------------------------------------------------------------
Total Value of Convertible Preferred Stocks (cost $2,152,415)                                    1,799,190         103
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--.6%
              Communication Services--.3%
    20,300    Verizon South, Inc., 7%                                                              516,432          30
----------------------------------------------------------------------------------------------------------------------
              Utilities--.3%
    18,200    Carolina Power & Light Co., 8.55%                                                    472,290          27
----------------------------------------------------------------------------------------------------------------------
Total Value of Preferred Stocks (cost $977,159)                                                    988,722          57
----------------------------------------------------------------------------------------------------------------------
              CORPORATE BONDS--3.6%
              Communication Services--2.4%
      $500M   AT&T Corp., 7.5%, 2006                                                               541,492          31
       500M   BellSouth Telecommunications, Inc., 6.375%, 2004                                     528,998          30
     2,000M   Intermedia Communications, Inc., 9.5%, 2009                                        2,120,000         121
     2,000M   McLeodUSA, Inc., 8.125%, 2009                                                        505,000          29
       500M   United Telephone Company of Florida, 6.25%, 2003                                     517,182          30
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,212,672         241
----------------------------------------------------------------------------------------------------------------------
              Utilities--1.2%
       500M   Consolidated Edison, Inc., 6.625%, 2002                                              504,685          29
       500M   Idaho Power Co., 6.4%, 2003                                                          516,910          29
       500M   Northwestern Public Service Co., 7.1%, 2005                                          536,758          31
       500M   Union Electric Co., 6.75%, 2008                                                      525,658          30
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,084,011         119
----------------------------------------------------------------------------------------------------------------------
Total Value of Corporate Bonds (cost $7,317,605)                                                 6,296,683         360
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--5.0%
    $4,500M   Du Pont (E.I.) de Nemours & Co., 3%, 10/3/01                                      $4,498,499        $257
     3,300M   General Electric Capital Co., 2.75%, 10/9/01                                       3,297,478         189
     1,000M   New York Times Co., Inc., 3.15%, 10/1/01                                             999,825          57
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $8,795,802)                                      8,795,802         503
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $172,327,646)                                        99.8%    174,320,519       9,980
Other Assets, Less Liabilities                                                          .2         343,529          20
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $174,664,048     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements


Portfolio  Manager's Letter
FIRST INVESTORS ALL-CAP GROWTH FUND

Dear Investor:

This is the annual report for the First Investors All-Cap Growth Fund for the fiscal year ended September 30, 2001. From its inception on October 25, 2000 through the end of the reporting period, the Fund's return on a net asset value basis was -34.7% for Class A shares and -35.1% for Class B shares, compared to a return of -44.1% for the Lipper Multi-Cap Growth Equity fund group for the period October 26, 2000 through September 30, 2001. While absolute performance has been discouraging, relative performance of the Fund has been encouraging, as it has consistently outpaced both the benchmark and its Lipper peer group since inception.

The Fund invests a portion of its assets in growth stocks from all three market capitalization ("cap") ranges: large, mid and small. A team of three portfolio managers -- each of whom has responsibility over a particular market cap range -- seeks the most promising growth opportunities. The result is an equity portfolio that is broadly diversified, consisting of investments in many companies of different sizes.

The decline in the stock market has offered very few places to hide. This has been especially true for growth stocks. Value outperformed over the period as information technology stocks in particular dragged down the growth index. The Fund's underweight position in the information technology sector and overweight position in the health care and consumer discretionary sectors helped the Fund's relative performance. The Fund also consistently added value through stock selection across all sectors. Finally, the Fund's strategy of maintaining exposure to all three capitalization areas was constructive and had a positive impact on performance. Small- and mid-cap stocks outperformed large-cap stocks until the third quarter of 2001 when the market experienced a "flight to quality."

Entering the third quarter of 2001, the equity market had already experienced a significant sell-off in response to a weakening domestic economy and a decline in consumer confidence. Despite the sharp slowdown in growth, we expected the U.S. economy to avoid recession due to a resilient consumer and the combined effects of fiscal and monetary policy stimulus. However, the events of September 11th have irrevocably changed the outlook for the U.S. economy. We now believe that the attack on America will be the catalyst that tips the U.S. into recession.

That said, the U.S. government and Federal Reserve have taken swift and appropriate action to help mitigate the duration of a recession. Aggressive monetary policy stimulus, further fiscal injections and the current low level of energy prices are all positive factors that point to an improving situation in 2002. By the second half of next year, we expect to see improvement in the economy with a return to near normal rates of growth. In the meantime, more short-term interest rate reductions are expected in the months ahead, and additional fiscal stimulus will be forthcoming.


As the war on terrorism unfolds, it's difficult to predict the impact on the U.S. economy, and in turn, the equity markets. While a strong economy is the foundation of a bull market, it's important to realize that often the stock market moves in anticipation of improvement in the economy. In other words, the stock market tends to rise before published reports indicate a recovery is in progress. A look back in time reveals that while the markets' response to an external shock can be severe, the recovery can also be dramatic. As such, staying invested, maintaining a long-term view, and creating a diversified portfolio strategy is fundamental to successful equity investing.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ ANDREW J. SHILLING

Andrew  J. Shilling
Portfolio  Manager

October  31, 2001


Cumulative Performance Information
FIRST INVESTORS ALL-CAP GROWTH FUND

Comparison of change in value of $10,000 investment in the First
Investors  All-Cap Growth Fund (Class A shares) and the Russell 3000
Index .

ALL-CAP GROWTH GRAPH PLOTS
As of September 30, 2001

        ALL-CAP GROWTH FUND    RUSSELL 3000
OCT 00              $ 9,375         $10,000
SEP 01                6,120           7,658

(INSET BOX IN CHART READS:)

                            Total Return*
Class A Shares       N.A.V. Only     S.E.C. Standardized
  Since Inception
  (10/25/00)          (34.70%)            (38.80%)
Class  B Shares
  Since Inception
  (10/25/00)          (35.10%)            (37.70%)

The graph compares a $10,000 investment in the First Investors All-Cap Growth Fund (Class A shares) beginning 10/25/00 (inception date) with a theoretical investment in the Russell 3000 Index. The Russell 3000 Index is an unmanaged index composed of the 3000 largest U.S. companies, as determined by market capitalization, and represents approximately 98% of the investable U.S. equity market. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Total Return figures are for the period ended 9/30/01. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the period shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Total Return Since Inception would have been (38.93%). The Class B "S.E.C. Standardized" Total Return Since Inception would have been (37.83%). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Russell 3000 Index figures from Frank Russell and Company and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS ALL-CAP GROWTH FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--90.9%
              Capital Goods--6.9%
     6,880  * Aeroflex, Inc.                                                                       $75,680         $18
    44,400    General Electric Company                                                           1,651,680         386
     3,500    Granite Construction, Inc.                                                            89,740          21
     8,600    Ingersoll-Rand Company                                                               290,680          68
    18,000    Tyco International, Ltd.                                                             819,000         192
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,926,780         685
----------------------------------------------------------------------------------------------------------------------
              Commercial Services & Supplies--3.0%
    17,000    First Data Corporation                                                               990,420         232
     3,330  * Iron Mountain, Inc.                                                                  138,028          32
     3,140    Manpower, Inc.                                                                        82,676          19
     2,200  * Waste Connections, Inc.                                                               59,400          14
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,270,524         297
----------------------------------------------------------------------------------------------------------------------
              Consumer Durables & Apparel--1.3%
     1,010  * Furniture Brands International, Inc.                                                  19,675           4
    31,100  * Mattel, Inc.                                                                         487,026         114
     1,470  * THQ, Inc.                                                                             63,430          15
----------------------------------------------------------------------------------------------------------------------
                                                                                                   570,131         133
----------------------------------------------------------------------------------------------------------------------
              Diversified Financials--4.4%
    21,100    Citigroup, Inc.                                                                      854,550         200
     6,800    Freddie Mac                                                                          442,000         103
     7,900    Legg Mason, Inc.                                                                     314,104          73
     6,040    State Street Corporation                                                             274,820          65
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,885,474         441
----------------------------------------------------------------------------------------------------------------------
              Energy--.7%
    13,000  * Noble Drilling Corporation                                                           312,000          73
----------------------------------------------------------------------------------------------------------------------
              Food & Drug Retailing--.3%
     1,810  * Whole Foods Market, Inc.                                                              56,852          13
     7,100  * Wild Oats Markets, Inc.                                                               56,374          13
----------------------------------------------------------------------------------------------------------------------
                                                                                                   113,226          26
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS ALL-CAP GROWTH FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--3.1%
    26,100    PepsiCo, Inc.                                                                     $1,265,850        $296
     3,000  * Smithfield Foods, Inc.                                                                63,150          15
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,329,000         311
----------------------------------------------------------------------------------------------------------------------
              Health Care Equipment & Services--7.8%
    21,300    Baxter International, Inc.                                                         1,172,565         274
     1,640    Beckman Coulter, Inc.                                                                 72,570          17
    13,800    Becton, Dickinson and Company                                                        510,600         120
     8,540  * Caremark Rx, Inc.                                                                    142,447          33
     3,110  * Edwards Lifesciences Corporation                                                      69,664          16
    18,800  * Health Management Associates, Inc. - Class "A"                                       390,288          91
     3,200  * Magellan Health Services, Inc.                                                        36,704           9
     9,600    McKesson Corporation                                                                 362,784          85
     1,900  * Molecular Devices Corporation                                                         35,416           8
     4,830  * St. Jude Medical, Inc.                                                               330,613          77
     2,546  * Triad Hospitals, Inc.                                                                 90,128          21
     8,480  * US Oncology, Inc.                                                                     63,176          15
     1,150  * Varian Medical Systems, Inc.                                                          73,773          17
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,350,728         783
----------------------------------------------------------------------------------------------------------------------
              Hotels/Restaurants/Leisure--.8%
     2,570  * Cheesecake Factory, Inc.                                                              61,551          15
     3,860  * GTECH Holdings Corporation                                                           133,324          31
       960  * P.F. Chang's China Bistro, Inc.                                                       34,483           8
     5,850  * WMS Industries, Inc.                                                                 102,317          24
----------------------------------------------------------------------------------------------------------------------
                                                                                                   331,675          78
----------------------------------------------------------------------------------------------------------------------
              Insurance--3.4%
    16,500    American International Group, Inc.                                                 1,287,000         301
     4,270    Gallagher, Arthur J. & Company                                                       144,540          34
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,431,540         335
----------------------------------------------------------------------------------------------------------------------
              Materials--1.5%
    10,760  * Airgas, Inc.                                                                         142,785          33
     4,350    AK Steel Holding Corporation                                                          36,758           9
       900    Ball Corporation                                                                      53,910          13
     2,130    Martin Marietta Materials, Inc.                                                       83,304          19
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Materials (continued)
     8,700  * Sealed Air Corporation                                                              $317,463         $74
       940  * Stillwater Mining Company                                                             18,913           5
----------------------------------------------------------------------------------------------------------------------
                                                                                                   653,133         153
----------------------------------------------------------------------------------------------------------------------
              Media--10.2%
    29,500  * AOL Time Warner, Inc.                                                                976,450         228
    24,700  * Clear Channel Communications, Inc.                                                   981,825         230
     4,090  * Cox Radio, Inc. - Class "A"                                                           82,495          19
    44,500  * EchoStar Communications Corporation - Class "A"                                    1,035,515         242
     5,640  * Getty Images, Inc.                                                                    62,209          15
    76,900  * Liberty Media Corporation - Class "A"                                                976,630         228
    14,500  * USA Networks, Inc.                                                                   260,710          61
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,375,834       1,023
----------------------------------------------------------------------------------------------------------------------
              Pharmaceuticals & Biotechnology--18.2%
    33,900    American Home Products Corporation                                                 1,974,675         462
    40,800    AstraZeneca PLC (ADR)                                                              1,905,360         446
     3,300  * Forest Laboratories, Inc.                                                            238,062          56
     7,650  * Gilead Sciences, Inc.                                                                429,701         100
    61,100  * Immunex Corporation                                                                1,139,515         266
     3,350  * ImmunoGen, Inc.                                                                       30,318           7
    10,940  * OraPharma, Inc.                                                                       63,999          15
    49,400    Pharmacia Corporation                                                              2,003,664         468
----------------------------------------------------------------------------------------------------------------------
                                                                                                 7,785,294       1,820
----------------------------------------------------------------------------------------------------------------------
              Pooled Vehicle--.1%
       900    iShares Russell 2000 Growth Index Fund                                                40,905          10
----------------------------------------------------------------------------------------------------------------------
              Real Estate--.1%
     3,200    Annaly Mortgage Management, Inc.                                                      46,240          11
----------------------------------------------------------------------------------------------------------------------
              Retailing--5.2%
     5,750  * Barnes & Noble, Inc.                                                                 207,575          48
     6,900  * Bed Bath & Beyond, Inc.                                                              175,674          41
     2,400    Circuit City Stores - Circuit City Group                                              28,800           7
     9,550    Dollar General Corporation                                                           111,735          26
     3,340  * Electronics Boutique Holdings Corporation                                             90,013          21
     8,350    Family Dollar Stores, Inc.                                                           229,792          54
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS ALL-CAP GROWTH FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Retailing (continued)
    18,400    Home Depot, Inc.                                                                    $706,008        $165
     5,900    Target Corporation                                                                   187,384          44
    10,000    Wal-Mart Stores, Inc.                                                                495,000         116
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,231,981         522
----------------------------------------------------------------------------------------------------------------------
              Software & Services--8.2%
    27,900  * Acclaim Entertainment, Inc.                                                           74,772          17
    16,000  * Intuit, Inc.                                                                         572,800         134
    31,800  * Microsoft Corporation                                                              1,627,206         380
    13,250  * Rational Software Corporation                                                        114,745          27
     5,100  * Serena Software, Inc.                                                                 59,415          14
     6,500  * Synopsys, Inc.                                                                       260,714          61
     4,900  * Travelocity.com, Inc.                                                                 65,170          15
    17,100  * VeriSign, Inc.                                                                       716,490         168
     9,300  * Vignette Corporation                                                                  32,922           8
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,524,234         824
----------------------------------------------------------------------------------------------------------------------
              Technology Hardware & Equipment--9.0%
    35,000  * Cisco Systems, Inc.                                                                  426,300         100
     1,170  * Cognex Corporation                                                                    22,955           5
    72,000  * Dell Computer Corporation                                                          1,334,160         312
    17,200  * EMC Corporation                                                                      202,100          47
       700  * EMCORE Corporation                                                                     5,992           2
    14,700  * Enterasys Networks, Inc.                                                              94,815          22
    45,930  * Handspring, Inc.                                                                      62,006          15
     3,430  * Intersil Corporation                                                                  95,766          23
    16,100  * Lattice Semiconductor Corporation                                                    252,770          59
     6,670  * Oak Technology, Inc.                                                                  52,026          12
     4,150  * Pericom Semiconductor Corporation                                                     57,685          13
    18,260  * Sanmina Corporation                                                                  247,971          58
    32,000  * Solectron Corporation                                                                372,800          87
     3,400  * Tekelec                                                                               44,778          10
    14,540  * Teradyne, Inc.                                                                       283,530          66
     8,800    Texas Instruments, Inc.                                                              219,824          51
     2,850  * Ultratech Stepper, Inc.                                                               34,115           8
    14,940  * Western Digital Corporation                                                           32,420           8
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,842,013         898
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
    Shares                                                                                                    Invested
        or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Telecommunication Services--5.8%
    28,300  * American Tower Corporation - Class "A"                                              $393,087         $92
    23,800  * Nextel Communications, Inc. - Class "A"                                              206,108          48
    42,500    Qwest Communications International, Inc.                                             709,750         166
    78,900  * WorldCom, Inc. - WorldCom Group                                                    1,186,656         277
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,495,601         583
----------------------------------------------------------------------------------------------------------------------
              Transportation--.9%
     2,280  * Arkansas Best Corporation                                                             47,219          11
     8,960  * Atlantic Coast Airlines Holdings, Inc.                                               119,168          28
     7,460  * Atlas Air Worldwide Holdings, Inc.                                                    73,481          17
     1,650  * Ryanair Holdings PLC (ADR)                                                            67,601          16
     3,360    Skywest, Inc.                                                                         56,179          13
----------------------------------------------------------------------------------------------------------------------
                                                                                                   363,648          85
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $45,211,884)                                                 38,879,961       9,091
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--8.1%
    $3,477M   Paribas Corp., 3.25%, 10/1/01, (collateralized by
              U.S. Treasury Note, 7.25%, due 5/15/04,
              valued at $3,543,340) (cost $3,477,000)                                            3,477,000         813
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $48,688,884)                                         99.0%     42,356,961       9,904
Other Assets, Less Liabilities                                                         1.0         410,992          96
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $42,767,953     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements


Portfolio Manager's Letter
FIRST INVESTORS MID-CAP OPPORTUNITY FUND

Dear Investor:

This is the annual report for the First Investors Mid-Cap Opportunity Fund for the fiscal year ended September 30, 2001. During the period, the Fund's return on a net asset value basis was -30.3% for Class A shares and -30.8% for Class B shares, compared to a return of -21.9% for the Lipper Mid-Cap Core Equity fund group. During the period, the Fund declared a capital gains distribution of $1.297 per share on Class A and Class B shares.

As noted in the Market Overview, the past 12 months have been particularly difficult for equity investors. The slumping economy depressed corporate profits, which in turn drove down stock prices. The downturn harmed all market capitalization sectors, and the mid-cap sector was not immune. Relative to other sectors, mid-caps held up rather well through August 2001, but faded rapidly on news of economic softening.

Like many funds in its peer group, the Fund was hurt by its exposure to some technology stocks. Through much of the first six months of the reporting period, the Fund's strategy was to maintain an underweight position in the hard-hit technology sector. In late-February to early -March, the Fund moved from a bearish position in technology to a more neutral position by adding to its tech holdings. This move did not help the Fund as the technology sector continued to struggle for the remainder of the reporting period.

In addition to technology, a number of holdings in other sectors were also affected by the economic downturn, hindering the Fund's performance . However, there was no dominant theme among them. CVS, a drug store chain, was hurt by a shortage of pharmacists and was forced to cut store hours in some locations. The Fund's holdings of Charter Communications, a cable television system, had a negative impact on its performance, as the company's stock declined upon news of the abrupt resignation of its chief executive officer.

Given the challenging investment environment throughout much of the reporting period, the Fund focused on sectors that are traditionally thought of as defensive. One such sector was health care, which benefited from the ongoing aging of the population in America. Three companies in this sector whose stocks benefited the Fund's performance were Gilead Sciences, a developer of therapeutics for viral diseases; Tenet Healthcare, an owner/operator of hospitals and health care facilities ; and Quest Diagnostics, a provider of diagnostic testing for the health care community.


Consumer staples was another defensive sector whose stocks held up relatively well. Two companies' stocks in this sector that helped the Fund 's performance were AmerisourceBergen and McKesson, two pharmaceutical products and services distribution companies. Financial stocks also helped the Fund's performance, as these firms traditionally perform well during periods of low interest rates.

Going forward, we expect continued volatility in the stock market in general and in the mid-cap stock market as well. We hope the stimulus efforts will boost the economy in 2002, and rekindle interest in equities . The Mid-Cap Opportunity Fund will continue to seek out the stocks of medium-sized companies that show the most promise.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ PATRICIA D. POITRA

Patricia D. Poitra
Director of Equities
and Portfolio Manager

October 31, 2001


Cumulative Performance Information
FIRST INVESTORS MID-CAP OPPORTUNITY FUND

Comparison of change in value of $10,000 investment in the First
Investors Mid-Cap Opportunity Fund (Class A shares) and the Standard & Poor 's 400 Midcap Index.

MID-CAP OPPORTUNITY FUND - CLASS A GRAPH PLOTS
As of September 30, 2001

                   MID-CAP            S&P 400
          OPPORTUNITY FUND       MIDCAP INDEX
AUG 92             $ 9,375            $10,000
OCT 92               9,441             10,462
OCT 93               9,840             12,460
OCT 94               9,639             12,756
OCT 95              12,009             15,464
OCT 96              13,407             18,148
OCT 97              17,039             24,074
SEP 98              14,242             23,577
SEP 99              20,603             29,586
SEP 00              29,135             42,372
SEP 01              20,294             34,323

(INSET BOX IN CHART READS:)

                     Average Annual Total Return*
Class A Shares      N.A.V. Only    S.E.C. Standardized
  One Year           (30.34%)            (34.70%)
  Five Years           8.22%               6.83%
  Since Inception
  (8/24/92)            8.85%               8.08%
Class  B Shares
  One Year           (30.84%)            (33.60%)
  Five Years           7.47%               7.16%
  Since Inception
  (1/12/95)           10.49%              10.49%

The graph compares a $10,000 investment in the First Investors Mid-Cap Opportunity Fund (Class A shares) beginning 8/24/92 (inception date) with a theoretical investment in the Standard & Poor's 400 Midcap Index. The Standard & Poor's 400 Midcap Index is an unmanaged capitalization -weighted index of 400 stocks designed to measure performance of the mid-range sector of the U.S. stock market where the median market capitalization is approximately $700 million. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested . Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (34.95%), 6.34% and 7.44%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (33.87%), 6.65% and 9.89%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 400 Midcap Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--85.8%
              Basic Materials--2.2%
   100,000    Lyondell Chemical Company                                                         $1,145,000         $87
    68,100    Sappi, Ltd. (ADR)                                                                    599,280          46
    25,000    Vulcan Materials Company                                                           1,080,000          83
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,824,280         216
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--9.7%
    45,000  * Amphenol Corporation - Class "A"                                                   1,563,750         119
    35,000    Avery Dennison Corporation                                                         1,655,850         127
    29,000    Danaher Corporation                                                                1,368,220         105
    45,000  * Jabil Circuit, Inc.                                                                  805,500          62
    40,000    Millipore Corporation                                                              2,117,600         161
    20,000    Precision Castparts Corporation                                                      444,000          34
    60,000  * Quanta Services, Inc.                                                                855,000          65
    58,800  * SCI Systems, Inc.                                                                  1,058,400          81
    60,000    Symbol Technologies, Inc.                                                            629,400          48
    95,000  * Thermo Electron Corporation                                                        1,714,750         131
    10,800    W.W. Grainger, Inc.                                                                  419,580          32
----------------------------------------------------------------------------------------------------------------------
                                                                                                12,632,050         965
----------------------------------------------------------------------------------------------------------------------
              Communication Services--3.0%
    80,000  * Broadwing, Inc.                                                                    1,286,400          98
    30,000  * Sprint Corporation (PCS Group)                                                       788,700          60
    20,000    Telephone & Data Systems, Inc.                                                     1,886,000         144
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,961,100         302
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclicals--8.8%
    25,000  * Barnes & Noble, Inc.                                                                 902,500          69
    20,000  * BJ's Wholesale Club, Inc.                                                            952,200          73
    35,000  * Convergys Corporation                                                                971,250          74
    65,000  * Dollar Tree Stores, Inc.                                                           1,218,750          93
    27,400    Gap, Inc.                                                                            327,430          25
    40,000    IMS Health, Inc.                                                                   1,002,000          77
     8,400    New York Times Company - Class "A"                                                   327,852          25
    15,000  * Scholastic Corporation                                                               652,500          50
    36,500    Talbots, Inc.                                                                        819,425          63
    70,000  * TeleTech Holdings, Inc.                                                              546,700          42
   125,000  * Ticketmaster - Class "B"                                                           1,293,750          99
   101,900  * Venator Group, Inc.                                                                1,553,975         118
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclicals (continued)
    20,000    Wal-Mart Stores, Inc.                                                               $990,000         $76
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,558,332         884
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--11.5%
    80,000  * Brinker International, Inc.                                                        1,889,600         144
    40,000  * Clear Channel Communications, Inc.                                                 1,590,000         121
    85,000  * Comcast Corporation - Special Class "A"                                            3,048,950         234
    50,000    ConAgra Foods, Inc.                                                                1,122,500          86
    55,000    CVS Corporation                                                                    1,826,000         140
    15,300    Fleming Companies, Inc.                                                              451,350          34
    54,900  * Liberty Media Corporation - Class "A"                                                697,230          53
    55,000    McKesson Corporation                                                               2,078,450         159
    40,000    Sensient Technologies Corporation                                                    745,200          57
    26,000  * Starbucks Corporation                                                                385,840          29
    18,200  * Suiza Foods Corporation                                                            1,149,148          88
----------------------------------------------------------------------------------------------------------------------
                                                                                                14,984,268       1,145
----------------------------------------------------------------------------------------------------------------------
              Energy--3.3%
    47,600    EOG Resources, Inc.                                                                1,377,068         105
    15,000  * Smith International, Inc.                                                            546,000          42
    45,000    Transocean Sedco Forex, Inc.                                                       1,188,000          91
    18,000    Valero Energy Corporation                                                            631,800          48
    21,000  * Weatherford International, Inc.                                                      535,710          41
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,278,578         327
----------------------------------------------------------------------------------------------------------------------
              Financial--12.6%
    65,000    ACE, Ltd.                                                                          1,876,550         143
    45,000    Ambac Financial Group, Inc.                                                        2,461,950         187
    78,750    Charter One Financial, Inc.                                                        2,222,325         170
    45,000    Golden State Bancorp, Inc.                                                         1,368,000         105
    30,000    Mellon Financial Corporation                                                         969,900          74
    30,000    National Commerce Financial Corporation                                              783,000          60
    35,000    Old Republic International Corporation                                               917,350          70
    70,000    Protective Life Corporation                                                        2,030,000         155
    30,000    Public Storage, Inc.                                                               1,002,600          77
    25,000    XL Capital, Ltd. - Class "A"                                                       1,975,000         151
    17,000    Zions Bancorporation                                                                 912,220          70
----------------------------------------------------------------------------------------------------------------------
                                                                                                16,518,895       1,262
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care--19.3%
    45,000  * Albany Molecular Research, Inc.                                                   $1,117,350         $85
    38,000  * AmerisourceBergen Corporation                                                      2,696,100         206
    15,000  * Amgen, Inc.                                                                          881,400          67
    75,000  * Arena Pharmaceuticals, Inc.                                                          825,000          63
    21,100    Beckman Coulter, Inc.                                                                933,675          71
    35,000  * Elan Corporation PLC (ADR)                                                         1,695,750         130
    30,000  * Genzyme Corporation - General Division                                             1,362,600         104
    25,000  * Gilead Sciences, Inc.                                                              1,404,250         107
    50,000  * Health Net, Inc.                                                                     961,000          73
   130,000  * HealthSouth Corporation                                                            2,113,800         161
    25,000  * IDEC Pharmaceuticals Corporation                                                   1,239,250          95
    28,100  * IVAX Corporation                                                                     622,977          48
    20,000  * Millennium Pharmaceuticals, Inc.                                                     355,200          27
    43,400    Omnicare, Inc.                                                                       947,422          72
    34,000  * Quest Diagnostics, Inc.                                                            2,097,800         160
   110,000  * Quintiles Transnational Corporation                                                1,606,000         123
    20,000  * Sepracor, Inc.                                                                       718,000          55
    40,000  * Tenet Healthcare Corporation                                                       2,386,000         182
    12,200  * Watson Pharmaceuticals, Inc.                                                         667,462          51
    50,000  * Xcare.net, Inc.                                                                      622,500          48
----------------------------------------------------------------------------------------------------------------------
                                                                                                25,253,536       1,928
----------------------------------------------------------------------------------------------------------------------
              Technology--10.0%
    45,000  * Advanced Fibre Communications, Inc.                                                  657,450          50
    34,500  * Advanced Micro Devices, Inc.                                                         281,175          21
    20,000  * Amdocs, Ltd.                                                                         533,000          41
    65,000  * Amkor Technology, Inc.                                                               683,800          52
    80,000  * Applied Micro Circuits Corporation                                                   559,200          43
    40,000  * Arrow Electronics, Inc.                                                              834,400          64
    40,000    Avnet, Inc.                                                                          727,600          56
    25,000  * Celestica, Inc.                                                                      682,500          52
    30,000  * eBay, Inc.                                                                         1,372,500         105
    30,000  * Intuit, Inc.                                                                       1,074,000          82
    40,000  * McDATA Corporation - Class "A"                                                       335,600          26
    40,000  * McDATA Corporation - Class "B"                                                       338,000          26
    16,000  * Microchip Technology, Inc.                                                           428,800          33
   100,000    Nokia Corporation (ADR) - Class "A"                                                1,565,000         119
    20,100  * Novellus Systems, Inc.                                                               574,056          44
    12,900  * Rudolph Technologies, Inc.                                                           318,114          24
    18,600  * TriQuint Semiconductor, Inc.                                                         297,414          23
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS MID-CAP OPPORTUNITY FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Technology (continued)
   115,000  * Virata Corporation                                                                $1,147,700         $88
    20,000  * Waters Corporation                                                                   715,400          55
----------------------------------------------------------------------------------------------------------------------
                                                                                                13,125,709       1,004
----------------------------------------------------------------------------------------------------------------------
              Transportation--.5%
    14,800    Expeditors International of Washington, Inc.                                         700,780          54
----------------------------------------------------------------------------------------------------------------------
              Utilities--4.9%
    80,000    AGL Resources, Inc.                                                                1,597,600         122
    75,000  * Mirant Corporation                                                                 1,642,500         125
    45,000    NSTAR                                                                              1,885,500         144
    60,000    Potomac Electric Power Company                                                     1,317,600         101
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,443,200         492
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $120,938,742)                                               112,280,728       8,579
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--12.8%
   $10,700M   Du Pont (E.I.) de Nemours & Co., 3%, 10/3/01                                      10,696,432         817
     3,000M   General Electric Capital Corp., 2.75%, 10/9/01                                     2,997,708         229
       800M   Motiva, Ltd., 3.3%, 10/1/01                                                          799,853          61
     2,250M   Washington Gas Light Co., 2.42%, 10/2/01                                           2,249,546         172
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $16,743,539)                                    16,743,539       1,279
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $137,682,281)                                        98.6%    129,024,267       9,858
Other Assets, Less Liabilities                                                         1.4       1,865,068         142
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $130,889,335     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS SPECIAL SITUATIONS FUND

Dear Investor:

This is the annual report for the First Investors Special Situations Fund for the fiscal year ended September 30, 2001. During the period, the Fund's return on a net asset value basis was -42.9% for Class A shares and -43.3% for Class B shares, compared to a return of -38.2% for the Lipper Small-Cap Growth Equity fund group. During the period, the Fund declared a capital gains distribution of $4.888 per share on Class A and Class B shares.

Amid the general decline in the stock market over the past 12 months, the small capitalization marketplace posted disappointing results. The small -cap market weathered the storm fairly well through the first six months of the period. However, conditions worsened considerably over the last six months, particularly after September 11th. The major theme throughout the reporting period was the ongoing reevaluation of New Economy stocks, as the fortunes of former "Wall Street darlings" dropped significantly . This loss of confidence harmed a number of sectors, most prominently the technology and telecommunications areas. The change in investor sentiment was particularly harsh for smaller firms, as they had a more difficult time than their larger peers in raising money for their business plans.

A portion of the Fund's underperformance can be traced to its position in APW, a global provider of metal-based enclosures to electronic equipment manufacturers. The firm held a leading position in this expanding market, serving such customers as Lucent, EMC and Ericsson. APW expanded through acquisitions, rapidly buying smaller companies. However, before the acquired companies could be fully integrated into APW, the economic downturn caused a dramatic decline in the demand for APW 's products. Revenues slid downward and its stock price followed.

The Fund also held a number of once-promising stocks that ultimately posted unsatisfactory results. The Fund's position in Grant Prideco, a maker of tubes for energy production and exploration, hindered its performance. The firm's revenues declined as its clients in the energy industry came under considerable pressure. Another poor performer for the Fund was NCO Group, a provider of account receivable management services. NCO too lost revenue as many of its clients, particularly in the telecommunications sector, faced tough times. SeeBeyond, a provider of e-business solutions, was hurt by the slowdown in enterprise software spending, and its declining stock value harmed the Fund.

Even with the difficult investment scene, there were some bright spots for the Fund. The health care sector continued to be resistant to adversity, as many firms benefited from the continued "graying of America." Several health care stocks that the Fund held helped performance, including Pediatrix Medical Group, a physician management service, Pharmaceutical Product Development, a consulting research provider, and Province Healthcare, a health care services provider. Despite the many problems faced by the technology sector, the Fund held a number of tech stocks that helped its performance. Winners in this area included THQ, a developer of interactive entertainment software and eBay, a person-to-person Internet trading community.


Portfolio Manager's Letter (continued)
FIRST INVESTORS SPECIAL SITUATIONS FUND

The near-term outlook for the economy and the equity market is challenging. However, the fiscal and monetary policy actions taken so far, along with continued benign inflation, could revive growth in 2002. The low interest rate environment at present should help smaller companies with their financing needs, and eventually boost their revenues and stock prices. With "volatility" and "uncertainty" continuing to be the watchwords, diversification and a long-term investment horizon will be critical as investors move forward into 2002.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ ALLEN KLEE

Allen Klee
Portfolio Manager*

October 31, 2001

* Mr. Klee became the Fund's Portfolio Manager on September 18, 2001.


Cumulative Performance Information
FIRST INVESTORS SPECIAL SITUATIONS FUND

Comparison of change in value of $10,000 investment in the First
Investors Special Situations Fund (Class A shares) and the Russell 2000
Index.

SPECIAL SITUATIONS GRAPH PLOTS
As of September 30, 2001

        SPECIAL SITUATIONS FUND     RUSSELL 2000
DEC 91                  $ 9,375          $10,000
DEC 92                   10,995           11,636
DEC 93                   13,251           13,614
DEC 94                   12,766           13,181
DEC 95                   15,821           16,635
DEC 96                   17,649           19,389
DEC 97                   20,499           23,700
SEP 98                   16,479           19,895
SEP 99                   21,626           23,705
SEP 00                   30,940           29,302
SEP 01                   17,678           23,121

(INSET BOX IN CHART READS:)

                   Average Annual Total Return*
Class A Shares     N.A.V. Only     S.E.C. Standardized
  One Year          (42.86%)            (46.43%)
  Five Years          0.38%               (0.90%)
  Ten Years           8.26%               7.56%
Class B Shares
  One Year          (43.26%)            (45.53%)
  Five Years         (0.32%)             (0.72%)
  Since Inception
  (1/12/95)           4.27%               4.27%

The graph compares a $10,000 investment in the First Investors Special Situations Fund (Class A shares) beginning 12/31/91 with a theoretical investment in the Russell 2000 Index. The Russell 2000 Index consists of the smallest 2000 companies in the Russell 3000 Index (the Russell 3000 Index is composed of the 3000 largest U.S. companies, as determined by market capitalization, and represents approximately 98% of the investable U.S. equity market). The Russell 2000 Index is an unmanaged index widely accepted as a proxy of small capitalization stocks. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in the sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/01) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During the periods shown, some or all of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Ten Years would have been (46.68%), (1.18%) and 7.18%, respectively. The Class B "S.E.C. Standardized" Average Annual Total Return for One Year, Five Years and Since Inception would have been (45.80%), (1.07%) and 3.93%, respectively. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Russell 2000 Index figures from Frank Russell and Company and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--86.2%
              Basic Materials--.9%
    25,800    Arch Coal, Inc.                                                                     $402,480         $22
   135,600    Sappi, Ltd. (ADR)                                                                  1,193,280          64
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,595,760          86
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--10.9%
    28,800    Century Aluminum Company                                                             230,688          12
    27,300  * DRS Technologies, Inc.                                                               948,675          51
    47,300  * Itron, Inc.                                                                        1,088,846          59
   104,500  * Jabil Circuit, Inc.                                                                1,870,550         101
    18,700  * Jacobs Engineering Group, Inc.                                                     1,166,880          63
    48,200  * Optimal Robotics Corporation - Class "A"                                           1,180,900          64
    43,300    Oshkosh Truck Corporation                                                          1,568,326          85
    90,600    Precision Castparts Corporation                                                    2,011,320         109
   102,300  * SCI Systems, Inc.                                                                  1,841,400         100
   157,300  * Sensormatic Electronics Corporation                                                3,709,134         201
   170,300  * Waste Connections, Inc.                                                            4,598,100         249
----------------------------------------------------------------------------------------------------------------------
                                                                                                20,214,819       1,094
----------------------------------------------------------------------------------------------------------------------
              Communication Services--.4%
    49,300  * Leap Wireless International, Inc.                                                    774,010          42
----------------------------------------------------------------------------------------------------------------------
              Consumer Cyclicals--8.6%
    66,500  * AnnTaylor Stores Corporation                                                       1,457,680          79
    70,300  * Career Education Corporation                                                       3,866,500         209
    49,700  * Education Management Corporation                                                   1,508,892          82
    68,100  * F.Y.I., Inc.                                                                       2,555,112         138
    50,925    Fred's, Inc. - Class "A"                                                           1,334,235          72
    32,300  * FTI Consulting, Inc.                                                                 949,620          51
    60,100  * Linens 'n Things, Inc.                                                             1,116,658          60
    38,800  * Mohawk Industries, Inc.                                                            1,425,900          77
    23,500  * RehabCare Group, Inc.                                                              1,022,485          55
    29,000  * Rent-A-Center, Inc.                                                                  674,250          36
----------------------------------------------------------------------------------------------------------------------
                                                                                                15,911,332         859
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples--14.2%
    65,600  * American Italian Pasta Company                                                     2,837,200         154
    33,500  * CEC Entertainment, Inc.                                                            1,142,350          62
    67,800  * Charles River Laboratories International, Inc.                                     2,398,086         130
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Consumer Staples (continued)
    80,000    Darden Restaurants, Inc.                                                          $2,100,000        $114
   129,700    Fleming Companies, Inc.                                                            3,826,150         207
    36,500    McKesson Corporation                                                               1,379,335          75
    67,400  * Pathmark Stores, Inc.                                                              1,604,120          87
   138,900  * Performance Food Group Company                                                     3,962,817         214
    80,900  * Priority Healthcare Corporation                                                    1,941,600         105
    78,900  * Suiza Foods Corporation                                                            4,981,746         269
----------------------------------------------------------------------------------------------------------------------
                                                                                                26,173,404       1,417
----------------------------------------------------------------------------------------------------------------------
              Energy--3.1%
   207,500  * Grant Prideco, Inc.                                                                1,263,675          68
   204,700    Ocean Energy, Inc.                                                                 3,336,610         181
    77,600    XTO Energy, Inc.                                                                   1,082,520          59
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,682,805         308
----------------------------------------------------------------------------------------------------------------------
              Financial--9.9%
    40,300    Doral Financial Corporation                                                        1,563,640          85
    34,000    Everest Re Group, Ltd.                                                             2,199,800         119
    63,300    Gallagher, Arthur J. & Company                                                     2,142,705         116
   182,100    HCC Insurance Holdings, Inc.                                                       4,789,230         259
    27,800    RenaissanceRe Holdings, Ltd.                                                       2,471,698         134
   144,300    Westamerica Bancorporation                                                         5,202,015         282
----------------------------------------------------------------------------------------------------------------------
                                                                                                18,369,088         995
----------------------------------------------------------------------------------------------------------------------
              Health Care--17.6%
    31,900  * American Healthways, Inc.                                                          1,124,475          61
    64,900  * AmeriPath, Inc.                                                                    1,704,274          92
    52,700  * Apria Healthcare Group, Inc.                                                       1,364,930          74
   167,100  * Arena Pharmaceuticals, Inc.                                                        1,838,100          99
    21,900  * DIANON Systems, Inc.                                                               1,099,380          60
    39,100  * Enzon, Inc.                                                                        1,994,100         108
    36,600    ICN Pharmaceuticals, Inc.                                                            964,410          52
    58,400  * IDEC Pharmaceuticals Corporation                                                   2,894,888         157
   118,250  * IVAX Corporation                                                                   2,621,603         142
    24,000  * MAXIMUS, Inc.                                                                        953,520          52
   151,200  * MIM Corporation                                                                    1,587,600          86
    55,800    Omnicare, Inc.                                                                     1,218,114          66
   127,000  * Pediatrix Medical Group, Inc.                                                      5,180,330         280
   154,200  * Province Healthcare Company                                                        5,665,308         307
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS SPECIAL SITUATIONS FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Health Care (continued)
    39,600  * Taro Pharmaceuticals Industries, Ltd.                                             $1,392,336         $75
    17,900  * Watson Pharmaceuticals, Inc.                                                         979,309          53
----------------------------------------------------------------------------------------------------------------------
                                                                                                32,582,677       1,764
----------------------------------------------------------------------------------------------------------------------
              Technology--18.6%
    97,400  * Applied Micro Circuits Corporation                                                   680,826          37
    33,300  * AstroPower, Inc.                                                                   1,149,183          62
   125,600  * Ceridian Corporation                                                               1,821,200          99
   161,800  * ChipPAC, Inc.                                                                        372,140          20
   140,600  * Citrix Systems, Inc.                                                               2,783,880         151
    40,000  * eBay, Inc.                                                                         1,830,000          99
   147,000  * Eclipsys Corporation                                                               1,955,100         106
    35,700  * Macrovision Corporation                                                            1,014,237          55
    90,000  * McDATA Corporation - Class "B"                                                       760,500          41
    94,900  * NetIQ Corporation                                                                  2,160,873         117
   180,600  * Network Associates, Inc.                                                           2,327,934         126
    53,700  * Novellus Systems, Inc.                                                             1,533,672          83
   299,900  * Oak Technology, Inc.                                                               2,339,220         127
   101,500  * Peregrine Systems, Inc.                                                            1,281,945          69
    38,700  * PMC-Sierra, Inc.                                                                     402,093          22
   137,100  * PRI Automation, Inc.                                                               1,373,742          74
    88,300  * RF Micro Devices, Inc.                                                             1,467,546          79
    64,500  * SeaChange International, Inc.                                                      1,126,815          61
    63,400  * SeeBeyond Technology Corporation                                                     114,120           6
   210,800  * SonicWALL, Inc.                                                                    2,504,304         136
    62,800  * THQ, Inc.                                                                          2,709,820         147
   182,300  * Vignette Corporation                                                                 645,342          35
   202,100  * Virata Corporation                                                                 2,016,958         109
----------------------------------------------------------------------------------------------------------------------
                                                                                                34,371,450       1,861
----------------------------------------------------------------------------------------------------------------------
              Utilities--2.0%
    62,500    Cleco Corporation                                                                  1,288,125          70
    47,100    Energy East Corporation                                                              947,181          51
    48,300    Equitable Resources, Inc.                                                          1,449,483          77
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,684,789         198
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $166,198,692)                                               159,360,134       8,624
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              U.S. GOVERNMENT AGENCY OBLIGATIONS--2.4%
    $4,400M   Federal Home Loan Bank, 2.6%, 10/23/01
              (cost $4,392,371)                                                                 $4,392,371        $239
----------------------------------------------------------------------------------------------------------------------
              SHORT-TERM CORPORATE NOTES--15.6%
    12,000M   Du Pont (E.I.) de Nemours & Co., 2.9%, 10/2/01                                    11,997,097         649
     6,750M   General Electric Capital Corp., 2.25%, 10/4/01                                     6,747,889         365
    10,000M   General Electric Capital Corp., 2.75%, 10/9/01                                     9,992,359         541
----------------------------------------------------------------------------------------------------------------------
Total Value of Short-Term Corporate Notes (cost $28,737,345)                                    28,737,345       1,555
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $199,328,408)                                       104.2%    192,489,850      10,418
Excess of Liabilities Over Other Assets                                               (4.2)     (7,724,551)       (418)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $184,765,299     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS FOCUSED EQUITY FUND

Dear Investor:

This is the annual report for the First Investors Focused Equity Fund for the fiscal year ended September 30, 2001. During the period, the Fund's return on a net asset value basis was -25.6% for Class A shares and -26.1% for Class B shares, compared to a return of -26.5% for the Lipper Multi-Cap Core Equity funds group.

The Fund's performance was driven by the overall decline of the stock market, and in light of its concentrated nature, sector allocations and stock selections also had a large impact on the Fund's returns.

While the Fund's concentrated approach is designed to translate into greater potential long-term returns, short-term volatility can be magnified. This was evident for the reporting period ended September 30, 2001.

Equity markets around the world have suffered significant declines this year as investors reacted to a steady stream of disappointing economic statistics and earnings reports. The decline was intensified by the tragic events of September 11th. While the terrorist attacks brought much of the U.S. economy to a standstill and closed the equity markets for four days, the seeds of the market's plunge had been sown over the previous eight months. Rising unemployment, shrinking corporate profits, and falling consumer confidence all combined to overshadow the efforts of the Federal Reserve, which reduced interest rates an unprecedented
3.5 percentage points during the first nine months of 2001.

Prior to the terrorist attacks, we had maintained a defensive posture, but had begun to add a modest number of cyclical stocks that would benefit from a recovering economy. This was evident in our exposure to industrials and increasing percentages in consumer discretionary and technology stocks. These areas were hit hard in the wake of the tragedy, but the Fund's overweight in health care and overall stock selection kept returns in line with the Standard & Poor's 500 Index for the month of September, while gaining ground relative to its peer group.

The attacks of September 11th have introduced an additional element of uncertainty to the market and key risks lie in the geopolitical events that will follow. However, we firmly believe that over the long run the U.S. economy will recover and prosper once again. The near-term outlook for the U.S. economy will be poor, but aggressive fiscal and monetary policy actions coupled with a low rate of inflation should rekindle growth in 2002. Given the current low interest rate environment, large capitalization, high quality growth companies look attractively valued and should prove to be solid investments over the next few years. While volatility continues to prevail, intensive research with active stock selection should be rewarded.


As always, we appreciate the opportunity to serve your investment needs. Thank you for placing your trust in First Investors.

Sincerely,

/S/ MAYA K. BITTAR

Maya K. Bittar
Portfolio Manager*

October 31, 2001

* Wellington Management Company, LLP became the Fund's subadviser, and Ms. Bittar became its Portfolio Manager, on May 1, 2001.


Cumulative Performance Information
FIRST INVESTORS FOCUSED EQUITY FUND

Comparison of change in value of $10,000 investment in the First
Investors Focused Equity Fund (Class A shares) and the Standard & Poor's 500 Index.

FOCUSED EQUITY GRAPH PLOTS
As of September 30, 2001

         FOCUSED EQUITY FUND     S&P 500
MAR 99               $ 9,375     $10,000
SEP 99                10,197       9,956
SEP 00                 9,728      11,279
SEP 01                 7,235       8,277

(INSET BOX IN CHART READS:)

                     Average Annual Total Return*
Class A Shares      N.A.V. Only     S.E.C. Standardized
  One Year           (25.63%)            (30.26%)
  Since Inception
  (3/22/99)           (9.73%)            (12.01%)
Class B Shares
  One Year           (26.12%)            (29.08%)
  Since Inception
  (3/22/99)          (10.38%)            (11.45%)

The graph compares a $10,000 investment in the First Investors Focused Equity Fund (Class A shares) beginning 3/22/99 (inception date) with a theoretical investment in the Standard & Poor's 500 Index. The Standard & Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of such stocks, which represent all major industries. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures are for the periods ended
  9 /30/01. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25%. The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). During certain of the periods shown, some of the expenses of the Fund were waived or assumed. If such expenses had been paid by the Fund, the Class A "S.E.C. Standardized" Average Annual Total Return Since Inception would have been (12.03%). The Class B "S.E.C. Standardized " Average Annual Total Return Since Inception would have been (11.47%). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Standard & Poor's 500 Index figures from Standard & Poor's and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS FOCUSED EQUITY FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--94.8%
              Banks--3.2%
    65,600    Bank One Corporation                                                              $2,064,432        $322
----------------------------------------------------------------------------------------------------------------------
              Capital Goods--4.3%
    61,000    Tyco International, Ltd.                                                           2,775,500         433
----------------------------------------------------------------------------------------------------------------------
              Commercial Services & Supplies--3.2%
   160,100  * Accenture, Ltd. - Class "A"                                                        2,041,275         319
----------------------------------------------------------------------------------------------------------------------
              Diversified Financials--7.4%
    75,500    Citigroup, Inc.                                                                    3,057,750         477
    42,100    Merrill Lynch & Company, Inc.                                                      1,709,260         267
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,767,010         744
----------------------------------------------------------------------------------------------------------------------
              Energy--6.2%
    50,000    Exxon Mobil Corporation                                                            1,970,000         308
    43,800    Schlumberger, Ltd.                                                                 2,001,660         313
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,971,660         621
----------------------------------------------------------------------------------------------------------------------
              Food & Drug Retailing--1.0%
    18,600    CVS Corporation                                                                      617,520          96
----------------------------------------------------------------------------------------------------------------------
              Food/Beverage/Tobacco--1.7%
    22,600    PepsiCo, Inc.                                                                      1,096,100         171
----------------------------------------------------------------------------------------------------------------------
              Health Care Equipment & Services--3.8%
    64,600    McKesson Corporation                                                               2,441,234         381
----------------------------------------------------------------------------------------------------------------------
              Insurance--9.7%
    41,720    American International Group, Inc.                                                 3,254,160         507
    11,500    Hartford Financial Services Group                                                    675,510         105
    23,500    Marsh & McLennan Companies, Inc.                                                   2,272,450         355
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,202,120         967
----------------------------------------------------------------------------------------------------------------------
              Materials--2.7%
    54,700    Alcoa, Inc.                                                                        1,696,247         265
----------------------------------------------------------------------------------------------------------------------
              Media--5.5%
    37,900  * AOL Time Warner, Inc.                                                              1,254,490         196
   143,900  * Liberty Media Corporation - Class "A"                                              1,827,530         285
     6,900    Omnicom Group, Inc.                                                                  447,810          70
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,529,830         551
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS FOCUSED EQUITY FUND
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Pharmaceuticals & Biotechnology--16.0%
    45,300    American Home Products Corporation                                                $2,638,725        $412
    37,400    AstraZeneca PLC (ADR)                                                              1,746,580         273
    74,700    Pfizer, Inc.                                                                       2,995,470         468
    70,800  * Shire Pharmaceuticals Group PLC (ADR)                                              2,853,240         446
----------------------------------------------------------------------------------------------------------------------
                                                                                                10,234,015       1,599
----------------------------------------------------------------------------------------------------------------------
              Retailing--7.2%
    69,400    Home Depot, Inc.                                                                   2,662,878         417
    38,600    Wal-Mart Stores, Inc.                                                              1,910,700         298
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,573,578         715
----------------------------------------------------------------------------------------------------------------------
              Software & Services--9.2%
    54,300    Adobe Systems, Inc.                                                                1,302,114         203
    69,200  * Intuit, Inc.                                                                       2,477,360         387
    41,700  * Microsoft Corporation                                                              2,133,789         333
----------------------------------------------------------------------------------------------------------------------
                                                                                                 5,913,263         923
----------------------------------------------------------------------------------------------------------------------
              Technology Hardware & Equipment--5.1%
    65,700  * Cisco Systems, Inc.                                                                  800,226         125
    69,200  * EMC Corporation                                                                      813,100         127
    17,600    International Business Machines Corporation                                        1,624,480         254
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,237,806         506
----------------------------------------------------------------------------------------------------------------------
              Transportation--3.4%
    59,500  * FedEx Corporation                                                                  2,186,625         341
----------------------------------------------------------------------------------------------------------------------
              Utilities--5.2%
    46,400    El Paso Corporation                                                                1,927,920         301
    26,300    FPL Group, Inc.                                                                    1,408,365         220
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,336,285         521
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $71,413,363)                                                 60,684,500       9,475
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
  Principal                                                                                                 $10,000 of
     Amount   Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--3.1%
    $1,997M   SBC Warburg Dillon Read, 3.24%, 10/01/01
              (collateralized by U.S. Treasury Bond, 6.5%, due
              11/15/26, valued at $2,033,054) (cost $1,997,000)                                 $1,997,000        $312
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $73,410,363)                                         97.9%     62,681,500       9,787
Other Assets, Less Liabilities                                                         2.1       1,363,002         213
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%    $64,044,502     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio Manager's Letter
FIRST INVESTORS GLOBAL FUND, INC.

Dear Investor:

This is the annual report for the First Investors Global Fund, Inc. for the fiscal year ended September 30, 2001. During the period, the Fund's return on a net asset value basis was -28.9% for Class A shares and -29.4% for Class B shares, compared to a return of -29.7% for the Lipper Global funds group. The Morgan Stanley Capital International (MSCI) All Country World Free Index returned -28.1% while the MSCI World Index (which is comprised of only developed markets) returned -27.9%. This marks the fourth worst 12-month period return since the inception of the MSCI World Index in 1970. During the period, the Fund declared a capital gains distribution of 76.1 cents per share on Class A and Class B shares.

The global equity markets suffered significant losses as a result of a slowing world economy, which was compounded by the terrorist attacks of September 11th. In the midst of a synchronized global economic slowdown over the past 12 months, the Fund has steadily maintained its investing approach with a broadly diversified portfolio of quality companies throughout the world. Industry exposure remains well diversified across all major sectors with the largest positions invested in health care and financials. This diversified strategy is designed to limit volatility and to prevent substantial losses if one particular sector should fall out of favor. Sector exposure can still have a large impact on performance. For example, holding less of the highly volatile technology, media and telecom ("TMT") sectors, while also holding a greater percentage of health care stocks in the portfolio helped the Fund's performance relative to similar funds. However, in absolute terms, there have been few places to hide, as all but one sector in the benchmark experienced negative returns, with sector performance ranging from +2.8% (consumer staples) to -62.7% (information technology).

Throughout the year, the geographic allocation of the Fund has been stable. As of September 30, 2001, the Fund is concentrated in the U.S. (46% of Fund), Europe (39% of Fund), and Japan (8% of Fund). Our European exposure has been consistently diversified across nine or ten countries, with the United Kingdom representing the largest share at approximately 13% of the Fund. The Fund has been overweight in Europe with emphasis on industrialized economies within the European Monetary Union. Japan continues to be an area of concern and, as such, the percentage weighting has decreased at the margin. As of September 30th, trailing 12-month index performance for every country represented in the MSCI World Index had declined, ranging from -4.1% (Austria) to -49.9% (Sweden).

Prior to September 11th, global fiscal and monetary policies were already stimulative in an effort to reverse the synchronized slowdown in economic growth. The Federal Reserve ("Fed") had been most aggressive, lowering interest rates eight times by cumulative 350 basis points. The attacks occurred at a time when global growth was slowing significantly. We believe that the resulting shock to confidence, trade and financial markets will now push the world economy into recession in the upcoming months, led by a contracting U.S. economy.


Following September 11th, all major central banks provided extra liquidity to mitigate the shock to financial markets. We believe the Fed will continue to cut rates and European central banks will follow suit. Only the Bank of Japan is constrained in its ability to cut rates, as policy rates are already near zero, but we expect it to add plenty of liquidity to aid the strained Japanese financial system. Barring additional geopolitical shocks, this powerful policy stimulus should fuel a global growth recovery in the second half of 2002.

In the aftermath of the September 11th attacks, the markets' reaction and changes in our outlook caused us to reevaluate our portfolio positioning. Our geographic weightings changed little during the month but we saw an opportunity to enhance performance by altering the sector weightings in the Fund. We have begun to trim our exposure to defensive sectors, which performed relatively well after the attack, and add to select cyclical areas that were especially weak following the attack. We felt, in general, that the market adjusted very quickly to the altered outlook and, indeed, overreacted in some areas. Over the coming weeks we anticipate that we will continue to see additional opportunities, and will look to position the portfolio to take advantage of what we hope will be a global economic recovery in the second half of 2002. We believe the increased uncertainty and volatility in the market will favor those money managers with strong fundamental research and a global reach.

In closing, the past 12 months have been a very difficult period for equity investors. The short-term outlook for the economy is dependent on the ability of consumers to regain confidence and a united response to terrorism around the globe. While we believe aggressive monetary stimulus from central banks around the world will help economies recover, it's important for investors to recognize that the market can turn quickly in anticipation of an improvement in growth. Therefore, long-term investors should remain fully invested, as these sharp market movements are difficult to predict. The First Investors Global Fund is a diversified global equity offering that is well suited to serve as the core of a long-term investment plan. Investors should be aware of the short-term risks, but at the same time realize the long-term benefits of an investment in global equities.

Thank you for placing your trust in First Investors. As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/ TROND SKRAMSTAD

Trond Skramstad
Portfolio Manager

October 31, 2001


Cumulative Performance Information
FIRST INVESTORS GLOBAL FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Global Fund, Inc. (Class A shares) and the Morgan Stanley Capital International ("MSCI") All Country World Free Index.

GLOBAL GRAPH PLOTS
As of September 30, 2001

                                        MSCI
                                 ALL COUNTRY
                GLOBAL FUND            INDEX
DEC 1991            $ 9,375          $10,000
DEC 1992              8,927            9,577
DEC 1993             10,978           11,960
DEC 1994             10,563           12,561
DEC 1995             12,446           15,005
DEC 1996             14,242           16,980
DEC 1997             15,379           19,526
SEP 1998             15,187           19,661
SEP 1999             19,686           25,736
SEP 2000             21,995           27,798
SEP 2001             15,646           19,976

(INSET BOX IN CHART READS:)

                        Average Annual Total Returns*
Class A Shares      N.A.V. Only       S.E.C. Standardized
  One Year            (28.87%)             (33.31%)
  Five Years            3.16%                1.84%
  Ten Years             5.67%                4.99%
Class B Shares
  One Year            (29.42%)             (32.25%)
  Five Years            2.44%                2.08%
  Since Inception
  (1/12/95)             5.47%                5.47%

The graph compares a $10,000 investment in the First Investors Global Fund, Inc. (Class A shares) beginning 12/31/91 with a theoretical investment in the MSCI All Country World Free Index. The MSCI All Country World Free Index represents both the developed and the emerging markets. The Index includes 51 markets of which emerging markets represent approximately 4.74%. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses that an investor would incur in purchasing securities in the Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the periods ended 9/30/01) include the reinvestment of all dividends and distributions. "N.A.V. Only " returns are calculated without sales charges. The Class A "S.E.C. Standardized " returns shown are based on the maximum sales charge of 6 .25% (prior to 7/1/93, the maximum sales charge was 6.9%). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. MSCI All Country World Free Index figures from Morgan Stanley & Co.,
  Inc . and all other figures from First Investors Management Company, Inc.


Portfolio of Investments
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              COMMON STOCKS--93.9%
              United States--43.7%
    58,300    Abbott Laboratories                                                               $3,022,855        $120
    53,200  * Adelphia Communications Corporation - Class "A"                                    1,181,040          47
    46,800    Alcoa, Inc.                                                                        1,451,268          57
    44,000    American Home Products Corporation                                                 2,563,000         101
    52,253    American International Group, Inc.                                                 4,075,734         161
    54,000  * AOL Time Warner, Inc.                                                              1,787,400          71
    27,600    Automatic Data Processing, Inc.                                                    1,298,304          51
    55,200    Bank One Corporation                                                               1,737,144          69
    18,600    Baxter International, Inc.                                                         1,023,930          41
    30,800    Beckman Coulter, Inc.                                                              1,362,900          54
    18,800    Becton, Dickinson and Company                                                        695,600          27
    19,200    Bowater, Inc.                                                                        845,184          33
    24,800    Chevron Corporation                                                                2,101,800          83
   133,000  * Cisco Systems, Inc.                                                                1,619,940          64
    79,749    Citigroup, Inc.                                                                    3,229,834         128
    17,200  * Clear Channel Communications, Inc.                                                   683,700          27
    34,100    Coca-Cola Company                                                                  1,597,585          63
    56,100  * Dell Computer Corporation                                                          1,039,533          41
    40,100    Dollar General Corporation                                                           469,170          19
    38,200    Dow Chemical Company                                                               1,251,432          50
    15,500    Du Pont (E.I.) de Nemours & Company                                                  581,560          23
    37,400    Duke Energy Corporation                                                            1,415,590          56
    27,100    El Paso Energy Corporation                                                         1,126,005          45
    68,400  * EMC Corporation                                                                      803,700          32
    24,600    Emerson Electric Company                                                           1,157,676          46
    29,100    EOG Resources, Inc.                                                                  841,863          33
   109,600    Exxon Mobil Corporation                                                            4,318,240         171
    18,500    FirstEnergy Corporation                                                              665,075          26
    33,400    Gannett Company, Inc.                                                              2,007,674          80
    90,700    General Electric Company                                                           3,374,040         134
    14,300  * Gilead Sciences, Inc.                                                                803,231          32
    30,200    Gillette Company                                                                     899,960          36
    40,400  * HealthSouth Corporation                                                              656,904          26
    52,800    Home Depot, Inc.                                                                   2,025,936          80
    17,800    Illinois Tool Works, Inc.                                                            963,158          38
    16,900    IMS Health, Inc.                                                                     423,345          17
    37,500  * Instinet Group, Inc.                                                                 367,125          15
    81,460    Intel Corporation                                                                  1,660,969          66
    23,600    International Business Machines Corporation                                        2,178,280          86
    14,000  * International Rectifier Corporation                                                  381,220          15
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              United States (continued)
    30,700    J.P. Morgan Chase & Company                                                       $1,048,405         $42
    15,800    Johnson & Johnson                                                                    875,320          35
    29,900    Legg Mason, Inc.                                                                   1,188,824          47
    85,400  * Liberty Media Corporation - Class "A"                                              1,084,580          43
    16,400    M&T Bank Corporation                                                               1,213,600          48
    26,400    Marsh & McLennan Companies, Inc.                                                   2,552,880         101
    62,900  * Mattel, Inc.                                                                         985,014          39
    38,400    McDonald's Corporation                                                             1,042,176          41
    33,700    Merck & Company, Inc.                                                              2,244,420          89
    37,000    Merrill Lynch & Company, Inc.                                                      1,502,200          59
    65,600  * Microsoft Corporation                                                              3,356,752         133
    82,200  * Oracle Corporation                                                                 1,034,076          41
    55,000    PepsiCo, Inc.                                                                      2,667,500         106
    84,525    Pfizer, Inc.                                                                       3,389,452         134
    59,500    Pharmacia Corporation                                                              2,413,320          96
    27,700    PPL Corporation                                                                      903,020          36
    24,180    Procter & Gamble Company                                                           1,760,062          70
    42,000    Qwest Communications International, Inc.                                             701,400          28
    18,800    R.J. Reynolds Tobacco Holdings, Inc.                                               1,074,232          43
    38,500  * Rational Software Corporation                                                        333,410          13
    31,200    Rohm and Haas Company                                                              1,022,112          40
    55,900    SBC Communications, Inc.                                                           2,634,008         104
    24,400    Schlumberger, Ltd.                                                                 1,115,080          44
    72,400  * Solectron Corporation                                                                843,460          33
    44,200    State Street Corporation                                                           2,011,100          80
    38,700    Texas Instruments, Inc.                                                              966,726          38
    65,800    U.S. Bancorp                                                                       1,459,444          58
    21,000    UnionBanCal Corporation                                                              710,640          28
    43,100  * Venator Group, Inc.                                                                  657,275          26
    47,090  * VeriSign, Inc.                                                                     1,973,071          78
    64,700    Wal-Mart Stores, Inc.                                                              3,202,650         127
    24,700    Wells Fargo & Company                                                              1,097,915          43
   105,568  * WorldCom, Inc. - WorldCom Group                                                    1,587,743          63
----------------------------------------------------------------------------------------------------------------------
                                                                                               110,340,771       4,370
----------------------------------------------------------------------------------------------------------------------
              United Kingdom--12.8%
   101,200    AstraZeneca PLC                                                                    4,707,420         186
    10,000    AstraZeneca PLC (ADR)                                                                467,000          19
   201,100    BAE Systems PLC                                                                      978,293          39
    36,600    Barclays PLC                                                                       1,006,430          40
   259,682    BP PLC                                                                             2,144,899          85
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              United Kingdom (continued)
   265,337    British Airways PLC                                                                 $701,938         $28
   118,100  * British Sky Broadcasting Group PLC                                                 1,024,940          41
   161,534    British Telecommunications PLC                                                       807,182          32
   354,336  * Colt Telecom Group PLC                                                               380,160          15
    19,830    GlaxoSmithKline PLC                                                                  559,568          22
    22,646    GlaxoSmithKline PLC (ADR)                                                          1,270,893          50
   881,400    Granada PLC                                                                        1,204,716          48
   300,000    Imperial Chemical Industries PLC                                                   1,261,003          50
   314,924    Lloyds TSB Group PLC                                                               3,008,485         119
   493,100    Marks & Spencer PLC                                                                1,848,008          73
   123,800    Reckitt Benckiser PLC                                                              1,779,460          70
   161,300    Reed International PLC                                                             1,331,107          53
   909,500    Rentokil Initial PLC                                                               3,288,263         130
    63,600    Royal Bank of Scotland Group PLC                                                   1,400,224          55
    68,000    Standard Chartered PLC                                                               674,093          27
 1,083,812    Vodafone Group PLC                                                                 2,389,318          95
----------------------------------------------------------------------------------------------------------------------
                                                                                                32,233,400       1,277
----------------------------------------------------------------------------------------------------------------------
              Japan--7.1%
    64,000    Banyu Pharmaceutical Company, Ltd.                                                 1,192,647          47
    25,000    Canon, Inc.                                                                          686,225          27
    27,000    Eisai Company, Ltd.                                                                  654,999          26
    51,000    Fuji Photo Film Company, Ltd.                                                      1,755,225          70
     7,000    Fujisawa Pharmaceutical Company, Ltd.                                                159,532           6
    31,000    Hoya Corporation                                                                   1,613,364          64
       142    Japan Tobacco, Inc.                                                                1,032,250          41
    18,200    Kyocera Corporation                                                                1,188,584          47
        48    Mizuho Holdings, Inc.                                                                185,344           7
    76,000    NEC Corporation                                                                      620,734          25
   125,000    Nikko Securities Company, Ltd.                                                       664,190          26
     6,200    Nintendo Company, Ltd.                                                               890,473          35
       207    Nippon Telegraph & Telephone Corporation                                             966,104          38
        79    NTT DoCoMo, Inc.                                                                   1,067,657          42
    27,100    Promise Company, Ltd.                                                              1,819,861          72
   379,000    Sapporo Breweries, Ltd.                                                            1,126,215          45
       404  * SKY Perfect Communications, Inc.                                                     373,038          15
    27,800    Sony Corporation                                                                   1,024,444          41
    24,000    Sumitomo Mitsui Banking Corporation                                                  172,047           7
    30,700    Toyota Motor Corporation                                                             788,567          31
----------------------------------------------------------------------------------------------------------------------
                                                                                                17,981,500         712
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              France--6.5%
    17,300    Aventis SA                                                                        $1,312,401         $52
    61,560    AXA-Uap                                                                            1,214,878          48
    22,096    BNP Paribas SA                                                                     1,807,030          71
     2,200    Cap Gemini SA                                                                        117,107           5
    36,700    Carrefour SA                                                                       1,768,060          70
    28,789    CNP Assurances                                                                       895,349          35
    16,000    L'Oreal SA                                                                         1,103,040          44
   144,400  * Orange SA                                                                          1,052,041          42
    24,600    Pechiney SA - Class "A"                                                              929,734          37
     2,414    Societe Television Francaise 1                                                        46,167           2
    34,000    Suez SA                                                                            1,130,179          45
    17,344    Total Fina Elf SA - Class "B"                                                      2,329,789          92
    16,900    Vivendi Environment                                                                  654,418          26
    45,135    Vivendi Universal SA                                                               2,090,161          83
----------------------------------------------------------------------------------------------------------------------
                                                                                                16,450,354         652
----------------------------------------------------------------------------------------------------------------------
              Netherlands--4.6%
    70,600    Aegon NV                                                                           1,846,564          73
    37,900    Akzo Nobel NV                                                                      1,545,951          61
    84,400    Fortis (NL) NV                                                                     2,061,468          82
    43,375    Heineken NV                                                                        1,644,057          65
    56,600    Koninklijke Philips Electronics NV                                                 1,097,922          43
    36,700    Royal Dutch Petroleum Company                                                      1,845,601          73
     4,100    Royal Dutch Petroleum Company - NY Shares (ADR)                                      206,025           8
    67,000    TPG NV                                                                             1,280,745          51
----------------------------------------------------------------------------------------------------------------------
                                                                                                11,528,333         456
----------------------------------------------------------------------------------------------------------------------
              Switzerland--3.5%
    19,900  * Credit Suisse Group                                                                  695,546          27
    11,010    Nestle SA                                                                          2,349,799          93
    93,950    Novartis AG - Registered Shares                                                    3,678,958         146
    17,000    Roche Holding AG - Genusscheine                                                    1,219,920          48
     1,130    Serono SA - Class "B"                                                                852,830          34
----------------------------------------------------------------------------------------------------------------------
                                                                                                 8,797,053         348
----------------------------------------------------------------------------------------------------------------------
              Germany--2.7%
    27,847    Adidas-Salomon AG                                                                  1,427,783          56
    34,300    Bayer AG                                                                             971,471          38
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Germany (continued)
    12,200    Deutsche Bank AG                                                                    $664,966         $26
    17,700    Deutsche Telekom AG                                                                  275,480          11
    37,400    Deutsche Telekom AG (ADR)                                                            579,700          23
    26,300    Infineon Technologies AG                                                             322,146          13
    37,600    RWE AG                                                                             1,506,662          60
    19,400    SAP AG (ADR)                                                                         502,848          20
    62,900    ThyssenKrupp AG                                                                      653,027          26
----------------------------------------------------------------------------------------------------------------------
                                                                                                 6,904,083         273
----------------------------------------------------------------------------------------------------------------------
              Spain--1.7%
    46,331    Banco Popular Espanol SA                                                           1,603,358          64
    30,000    Endesa SA (ADR)                                                                      460,200          18
    54,100  * Industria de Diseno Textil SA                                                        911,474          36
    35,857    Telefonica SA (ADR)                                                                1,217,345          48
----------------------------------------------------------------------------------------------------------------------
                                                                                                 4,192,377         166
----------------------------------------------------------------------------------------------------------------------
              South Korea--1.5%
   104,790    Korea Electric Power Corporation                                                   1,680,481          67
     6,700    Korea Electric Power Corporation (ADR)                                                59,295           2
    78,700    Korea Telecom Corporation (ADR)                                                    1,439,423          57
    11,810    Pohang Iron & Steel Company, Ltd.                                                    727,810          29
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,907,009         155
----------------------------------------------------------------------------------------------------------------------
              Ireland--1.4%
   142,386    Allied Irish Banks PLC                                                             1,283,742          51
    81,100    CRH PLC                                                                            1,203,882          48
   170,900    Jefferson Smurfit Group PLC                                                          292,601          11
    90,663  * Ryanair Holdings PLC                                                                 737,840          29
----------------------------------------------------------------------------------------------------------------------
                                                                                                 3,518,065         139
----------------------------------------------------------------------------------------------------------------------
              Italy--1.2%
   119,000    Alleanza Assicurazioni SpA                                                         1,165,013          46
   404,800    Banca Monte dei Paschi di Siena SpA                                                1,052,500          42
    56,700    ENI SpA                                                                              703,808          28
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,921,321         116
----------------------------------------------------------------------------------------------------------------------
              Sweden--1.1%
    68,250    ForeningsSparbanken AB                                                               716,542          29
----------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2001

----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
                                                                                                              Invested
                                                                                                              For Each
                                                                                                            $10,000 of
    Shares    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Sweden (continued)
   115,520    Gambro AB - Class "A"                                                               $665,968         $26
    61,800    Hennes & Mauritz AB - Class "B"                                                    1,063,030          42
    78,290    Telefonaktiebolaget L.M. Ericsson AB - Class "B"                                     283,279          11
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,728,819         108
----------------------------------------------------------------------------------------------------------------------
              Finland--1.0%
   103,303    Nokia OYJ                                                                          1,688,701          67
   199,087    Sonera OYJ                                                                           540,299          21
    15,400    Upm-Kymmene Corporation                                                              438,976          18
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,667,976         106
----------------------------------------------------------------------------------------------------------------------
              Hong Kong--1.0%
   103,000    Cheung Kong Holdings, Ltd.                                                           802,263          32
   525,000    New World Development Company, Ltd.                                                  353,388          14
   230,000    Sun Hung Kai Properties, Ltd.                                                      1,465,607          58
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,621,258         104
----------------------------------------------------------------------------------------------------------------------
              Singapore--.9%
    62,400  * Flextronics International, Ltd.                                                    1,032,096          41
   219,000    United Overseas Bank, Ltd.                                                         1,190,217          47
----------------------------------------------------------------------------------------------------------------------
                                                                                                 2,222,313          88
----------------------------------------------------------------------------------------------------------------------
              Taiwan--.8%
   363,515  * United Microelectronics Corporation (ADR)                                          1,933,900          77
----------------------------------------------------------------------------------------------------------------------
              Bermuda--.7%
    25,200  * Global Crossing, Ltd.                                                                 45,360           2
    37,150    Tyco International, Ltd.                                                           1,690,325          67
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,735,685          69
----------------------------------------------------------------------------------------------------------------------
              China--.6%
   458,500  * China Mobile, Ltd.                                                                 1,457,888          58
    12,800  * China Mobile, Ltd. (ADR)                                                             205,440           8
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,663,328          66
----------------------------------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------
                                                                                                                Amount
    Shares                                                                                                    Invested
        or                                                                                                    For Each
 Principal                                                                                                  $10,000 of
    Amount    Security                                                                               Value  Net Assets
----------------------------------------------------------------------------------------------------------------------
              Canada--.5%
    74,300    Abitibi-Consolidated, Inc.                                                          $470,342         $19
    28,300    Alcan, Inc.                                                                          849,799          33
----------------------------------------------------------------------------------------------------------------------
                                                                                                 1,320,141          52
----------------------------------------------------------------------------------------------------------------------
              South Africa--.3%
    23,200    AngloGold, Ltd.                                                                      752,059          30
----------------------------------------------------------------------------------------------------------------------
              Belgium--.2%
    12,232    KBC Bancassurance Holding NV                                                         384,987          15
----------------------------------------------------------------------------------------------------------------------
              Australia--.1%
    90,561    Macquarie Infrastructure Group                                                       151,952           6
----------------------------------------------------------------------------------------------------------------------
Total Value of Common Stocks (cost $246,965,906)                                               236,956,684       9,385
----------------------------------------------------------------------------------------------------------------------
              PREFERRED STOCKS--0%
              Brazil
    23,000  * Vale Do Rio Doce - Class "B" (cost $0)                                                    --          --
----------------------------------------------------------------------------------------------------------------------
              REPURCHASE AGREEMENT--6.3%
   $15,979M   BNP Paribas, 3.25% 10/1/01, (collateralized by
              U.S. Treasury Bonds, 10.625%, due 8/15/15
              valued at $16,339,236) (cost $15,979,000)                                         15,979,000         633
----------------------------------------------------------------------------------------------------------------------
Total Value of Investments (cost $262,944,906)                                       100.2%    252,935,684      10,018
Excess of Liabilities Over Other Assets                                                (.2)       (450,656)        (18)
----------------------------------------------------------------------------------------------------------------------
Net Assets                                                                           100.0%   $252,485,028     $10,000
======================================================================================================================

* Non-income producing

See notes to financial statements



Portfolio of Investments (continued)
FIRST INVESTORS GLOBAL FUND, INC.
September 30, 2001

Sector diversification of the portfolio was as follows:
-------------------------------------------------------------------------------------
                                                  Percentage
Sector                                           of Net Assets                Value
-------------------------------------------------------------------------------------
Pharmaceuticals & Biotechnology                      12.4%                $31,387,765
Banks                                                 8.7                  22,064,255
Technology Hardware & Equipment                       7.5                  18,862,857
Telecommunication Services                            6.9                  17,346,549
Energy                                                6.2                  15,607,105
Materials                                             6.0                  15,248,209
Diversified Financials                                5.5                  13,893,007
Media                                                 5.1                  12,814,523
Insurance                                             4.7                  11,750,419
Food/Beverage/Tobacco                                 4.6                  11,491,639
Retailing                                             4.0                  10,177,543
Utilities                                             3.8                   9,600,925
Capital Goods                                         3.2                   8,163,492
Software & Services                                   2.9                   7,317,264
Consumer Durables & Apparel                           2.9                   7,180,860
Household & Personal Products                         2.2                   5,542,522
Commercial Services & Supplies                        2.0                   5,009,912
Health Care Equipment & Services                      1.8                   4,405,302
Transportation                                        1.1                   2,872,475
Real Estate                                           1.0                   2,621,258
Food & Drug Retailing                                 0.7                   1,768,060
Hotels/Restaurants/Leisure                            0.4                   1,042,176
Automobiles & Components                              0.3                     788,567
Repurchase Agreement                                  6.3                  15,979,000
-------------------------------------------------------------------------------------
Total Value of Investments                          100.2                 252,935,684
Excess of Liabilities Over Other Assets               (.2)                   (450,656)
-------------------------------------------------------------------------------------
Net Assets                                          100.0%               $252,485,028
=====================================================================================

See notes to financial statements



This page intentionally left blank.


Statement of Assets and Liabilities
FIRST INVESTORS
September 30, 2001
----------------------------------------------------------------------------------------------------------------
                                          TOTAL        GROWTH &                       UTILITIES         ALL-CAP
                                         RETURN          INCOME       BLUE CHIP          INCOME          GROWTH
----------------------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                 $144,049,244    $452,920,760    $508,931,494    $172,327,646     $48,688,884
                                   ============    ============    ============    ============    ============
At value (Note 1A)                 $140,360,246    $472,204,258    $533,631,006    $174,320,519     $42,356,961
Cash (overdraft)                        330,055         870,678         492,240         469,535          62,983
Receivables:
Dividends and interest                  690,588         701,857         330,718         390,147          20,500
Shares sold                             675,734         596,200         895,217         144,606         264,159
Investment securities sold            1,733,040       4,974,116       5,246,659       2,658,598         193,424
Other assets                                 --              --              --              --              --
                                   ------------    ------------    ------------    ------------    ------------
Total Assets                        143,789,663     479,347,109     540,595,840     177,983,405      42,898,027
                                   ------------    ------------    ------------    ------------    ------------
Liabilities
Payables:
Investment securities
purchased                             3,192,804      12,603,242      17,700,031       2,947,854          29,188
Shares redeemed                         130,803         604,308         303,904         213,927          39,714
Forward currency contracts
(Note 4)                                     --              --              --              --              --
Accrued advisory fees                    81,228         269,541         308,593         103,810          24,485
Accrued expenses                         46,282         144,770         160,371          53,766          36,687
                                   ------------    ------------    ------------    ------------    ------------
Total Liabilities                     3,451,117      13,621,861      18,472,899       3,319,357         130,074
                                   ------------    ------------    ------------    ------------    ------------
Net Assets                         $140,338,546    $465,725,248    $522,122,941    $174,664,048     $42,767,953
                                   ============    ============    ============    ============    ============
Net Assets Consist of:
Capital paid in                    $150,240,176    $491,400,657    $554,673,704    $196,374,025     $57,561,042
Undistributed net investment
income                                  902,214         887,033              --         915,299              --
Accumulated net realized loss
on investments and foreign
currency transactions                (7,114,846)    (45,845,940)    (57,250,275)    (24,618,149)     (8,461,166)
Net unrealized appreciation
(depreciation) in value of
investments and foreign
currency transactions                (3,688,998)     19,283,498      24,699,512       1,992,873      (6,331,923)
                                   ------------    ------------    ------------    ------------    ------------
Total                              $140,338,546    $465,725,248    $522,122,941    $174,664,048     $42,767,953
                                   ============    ============    ============    ============    ============
Net Assets:
Class A                            $121,110,266    $383,316,521    $444,529,250    $148,602,119     $35,232,247
Class B                            $ 19,228,280    $ 82,408,727    $ 77,593,691    $ 26,061,929     $ 7,535,706
Shares outstanding (Note 5):
Class A                               9,860,263      34,348,751      23,222,312      25,047,977       5,395,126
Class B                               1,588,388       7,640,821       4,213,324       4,462,610       1,161,177
Net asset value and redemption
price per share - Class A                $12.28          $11.16          $19.14           $5.93           $6.53
                                   ============    ============    ============    ============    ============

Maximum offering price per
share - Class A (Net asset
value/.9375)*                            $13.10          $11.90          $20.42           $6.33           $6.97
                                   ============    ============    ============    ============    ============
Net asset value and offering
price per share - Class B
(Note 5)                                 $12.11          $10.79          $18.42           $5.84           $6.49
                                   ============    ============    ============    ============    ============

* On purchases of $25,000 or more, the sales charge is reduced.

See notes to financial statements


------------------------------------------------------------------------------------------------
                                         MID-CAP          SPECIAL         FOCUSED
                                     OPPORTUNITY       SITUATIONS          EQUITY         GLOBAL
------------------------------------------------------------------------------------------------
Assets
Investments in securities:
At identified cost                   $137,682,281    $199,328,408     $73,410,363   $262,944,906
                                     ============    ============    ============   ============
At value (Note 1A)                   $129,024,267    $192,489,850     $62,681,500   $252,935,684
Cash (overdraft)                          278,174         598,121            (571)       453,890
Receivables:
Dividends and interest                     23,730          27,285          70,702        490,197
Shares sold                               402,213         248,580          47,123        131,890
Investment securities sold              1,401,152       1,067,443       3,077,818      1,639,468
Other assets                                   --              --              --         20,335
                                     ------------    ------------    ------------   ------------
Total Assets                          131,129,536     194,431,279      65,876,572    255,671,464
                                     ------------    ------------    ------------   ------------
Liabilities
Payables:
Investment securities
purchased                                      --       9,261,649       1,643,831      2,469,099
Shares redeemed                           101,054         179,243         103,062        352,322
Forward currency contracts
(Note 4)                                       --              --              --          1,851
Accrued advisory fees                      79,002         112,977          37,689        198,994
Accrued expenses                           60,145         112,111          47,488        164,170
                                     ------------    ------------    ------------   ------------
Total Liabilities                         240,201       9,665,980       1,832,070      3,186,436
                                     ------------    ------------    ------------   ------------
Net Assets                           $130,889,335    $184,765,299     $64,044,502   $252,485,028
                                     ============    ============    ============   ============
Net Assets Consist of:
Capital paid in                      $153,230,048    $236,561,260     $89,218,059   $284,631,749
Undistributed net investment
income                                         --              --              --             --
Accumulated net realized loss
on investments and foreign
currency transactions                 (13,682,699)    (44,957,403)    (14,444,694)   (22,151,605)
Net unrealized appreciation
(depreciation) in value of
investments and foreign
currency transactions                  (8,658,014)     (6,838,558)    (10,728,863)    (9,995,116)
                                     ------------    ------------    ------------   ------------
Total                                $130,889,335    $184,765,299     $64,044,502   $252,485,028
                                     ============    ============    ============   ============
Net Assets:
Class A                              $108,667,463    $163,719,840     $51,160,407   $234,097,276
Class B                              $ 22,221,872    $ 21,045,459     $12,884,095   $ 18,387,752
Shares outstanding (Note 5):
Class A                                 6,161,360      10,796,269       6,630,582     44,944,861
Class B                                 1,327,608       1,473,380       1,699,718      3,714,266
Net asset value and redemption
price per share - Class A                  $17.64          $15.16           $7.72          $5.21
                                     ============    ============    ============   ============

Maximum offering price per
share - Class A (Net asset
value/.9375)*                              $18.82          $16.17           $8.23          $5.56
                                     ============    ============    ============   ============
Net asset value and offering
price per share - Class B
(Note 5)                                   $16.74          $14.28           $7.58          $4.95
                                     ============    ============    ============   ============



Statement of Operations
FIRST INVESTORS
Year Ended September 30, 2001
-----------------------------------------------------------------------------------------------------------------
                                          TOTAL        GROWTH &                       UTILITIES         ALL-CAP
                                         RETURN          INCOME       BLUE CHIP          INCOME          GROWTH*
-----------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                             $ 853,875     $ 6,635,197     $ 5,638,289     $ 4,683,380       $ 133,220
Interest                              3,879,846       3,262,401       2,883,178       1,049,239         146,339
                                   ------------    ------------    ------------    ------------    ------------
Total Income                          4,733,721       9,897,598       8,521,467       5,732,619         279,559
                                   ------------    ------------    ------------    ------------    ------------
Expenses (Notes 1 and 3):
Advisory fees                         1,396,594       4,001,695       5,238,459       1,512,832         250,820
Distribution plan expenses -
Class A                                 366,027       1,344,801       1,631,682         515,308          81,665
Distribution plan expenses -
Class B                                 176,462         974,968         942,379         300,727          61,069
Shareholder servicing costs             356,197       1,447,461       1,651,335         531,372         302,088
Professional fees                        15,900          65,955          83,213          36,379          18,709
Custodian fees and expenses              29,069          68,674          67,048          22,991           3,380
Reports and notices to
shareholders                             11,769          38,522          53,278          16,407          18,801
Other expenses                           35,099          77,708         111,952          44,224           6,955
                                   ------------    ------------    ------------    ------------    ------------
Total expenses                        2,387,117       8,019,784       9,779,346       2,980,240         743,487
Less: Expenses waived or
assumed                                (349,148)             --        (498,630)             --        (118,064)
Custodian fees paid
indirectly                              (12,635)        (16,645)        (12,740)        (18,042)         (1,475)
                                   ------------    ------------    ------------    ------------    ------------
Net expenses                          2,025,334       8,003,139       9,267,976       2,962,198         623,948
                                   ------------    ------------    ------------    ------------    ------------
Net investment income (loss)          2,708,387       1,894,459        (746,509)      2,770,421        (344,389)
                                   ------------    ------------    ------------    ------------    ------------
Realized and Unrealized Gain
(Loss) on  Investments and
Foreign Currency Transactions
(Note 2):
Net realized loss on
investments and foreign
currency transactions                (7,006,564)    (45,031,786)    (57,142,029)    (24,015,181)     (8,461,166)
Net unrealized depreciation
of investments and foreign
currency transactions               (22,602,832)   (117,737,632)   (171,545,610)    (35,843,687)     (6,331,923)
                                   ------------    ------------    ------------    ------------    ------------
Net loss on investments and
foreign currency transactions       (29,609,396)   (162,769,418)   (228,687,639)    (59,858,868)    (14,793,089)
                                   ------------    ------------    ------------    ------------    ------------
Net Decrease in Net Assets
Resulting from Operations          $(26,901,009) $(160,874,959)   $(229,434,148)   $(57,088,447)   $(15,137,478)
                                   ============    ============    ============    ============    ============

* From October 25, 2000 (commencement of operations) to September 30, 2001.

+ Net of $352,160 foreign taxes withheld.

See notes to financial statements


------------------------------------------------------------------------------------------------
                                         MID-CAP          SPECIAL         FOCUSED
                                     OPPORTUNITY       SITUATIONS          EQUITY         GLOBAL
------------------------------------------------------------------------------------------------
Investment Income
Dividends                               $ 985,060       $ 386,214       $ 709,163    $ 3,831,119+
Interest                                  827,695       1,021,800         423,277      1,135,770
                                     ------------    ------------    ------------   ------------
Total Income                            1,812,755       1,408,014       1,132,440      4,966,889
                                     ------------    ------------    ------------   ------------
Expenses (Notes 1 and 3):
Advisory fees                           1,455,996       2,267,806         607,479      3,164,316
Distribution plan expenses -
Class A                                   363,202         630,164         196,601        888,751
Distribution plan expenses -
Class B                                   245,782         265,485         155,478        226,187
Shareholder servicing costs               588,389         975,895         413,394      1,008,604
Professional fees                          18,567          38,495          80,120         78,192
Custodian fees and expenses                23,754          37,252          31,581        320,958
Reports and notices to
shareholders                               23,255          29,858          22,435         30,515
Other expenses                             19,361          52,850          16,919         78,100
                                     ------------    ------------    ------------   ------------
Total expenses                          2,738,306       4,297,805       1,524,007      5,795,623
Less: Expenses waived or
assumed                                  (363,999)       (495,942)             --             --
Custodian fees paid
indirectly                                (19,647)        (17,034)        (25,355)            --
                                     ------------    ------------    ------------   ------------
Net expenses                            2,354,660       3,784,829       1,498,652      5,795,623
                                     ------------    ------------    ------------   ------------
Net investment income (loss)             (541,905)     (2,376,815)       (366,212)      (828,734)
                                     ------------    ------------    ------------   ------------
Realized and Unrealized Gain
(Loss) on  Investments and
Foreign Currency Transactions
(Note 2):
Net realized loss on
investments and foreign
currency transactions                 (13,682,699)    (43,819,745)     (4,321,311)   (20,922,844)
Net unrealized depreciation
of investments and foreign
currency transactions                 (37,704,925)    (88,922,109)    (18,271,941)   (84,318,106)
                                     ------------    ------------    ------------   ------------
Net loss on investments and
foreign currency transactions         (51,387,624)   (132,741,854)    (22,593,252)  (105,240,950)
                                     ------------    ------------    ------------   ------------
Net Decrease in Net Assets
Resulting from Operations            $(51,929,529)  $(135,118,669)   $(22,959,464) $(106,069,684)
                                     ============    ============    ============   ============



Statement of Changes in Net Assets
FIRST INVESTORS

-------------------------------------------------------------------------------------------------
                                           TOTAL RETURN                  GROWTH & INCOME
                                   ----------------------------    ---------------------------
Year Ended September 30                    2001            2000            2001           2000
-------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations Net investment
income (loss)                       $ 2,708,387     $ 2,408,482     $ 1,894,459     $ (385,310)
Net realized gain (loss) on
investments                          (7,006,564)      9,484,865     (45,031,786)     58,782,844
Net unrealized appreciation
(depreciation) of investments       (22,602,832)      7,620,689    (117,737,632)     39,432,427
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in net
assets resulting from operations    (26,901,009)     19,514,036    (160,874,959)     97,829,961
                                   ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A      (2,649,650)     (1,850,597)     (1,007,426)       (224,009)
Net investment income - Class B        (258,487)       (137,790)             --              --
Net realized gains - Class A         (8,018,286)     (2,610,266)    (44,372,236)    (38,908,483)
Net realized gains - Class B         (1,103,019)       (279,235)     (9,942,574)     (8,142,287)
                                   ------------    ------------    ------------    ------------
Total distributions                 (12,029,442)     (4,877,888)    (55,322,236)    (47,274,779)
                                   ------------    ------------    ------------    ------------
Share Transactions*
Class A:
Proceeds from shares sold            38,301,209      23,930,183      78,550,307      92,133,391
Value of shares issued for
acquisition**                               --              --              --              --
Reinvestment of distributions        10,564,693       4,426,167      44,801,796      38,682,692
Cost of shares redeemed             (13,932,119)    (13,427,213)    (57,058,644)    (57,061,761)
                                   ------------    ------------    ------------    ------------
                                     34,933,783      14,929,137      66,293,459      30,420,751
                                   ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold             8,613,210       6,102,438      16,221,232      26,306,562
Reinvestment of distributions         1,355,100         415,143       9,903,428       8,111,584
Cost of shares redeemed              (1,946,637)     (1,326,603)    (12,017,883)    (12,213,882)
                                   ------------    ------------    ------------    ------------
                                      8,021,673       5,190,978       5,028,486       9,787,472
                                   ------------    ------------    ------------    ------------
Net increase from share
transactions                         42,955,456      20,120,115      80,400,236      95,958,586
                                   ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                            4,025,005      34,756,263    (135,796,959)    146,513,768

Net Assets
Beginning of year                   136,313,541     101,557,278     601,522,207     455,008,439
                                   ------------    ------------    ------------    ------------
End of year+                       $140,338,546    $136,313,541    $465,725,248    $601,522,207
                                   ============    ============    ============    ============

+Includes undistributed net
investment income of                  $ 902,214     $ 1,101,964       $ 887,033            $ --
                                   ============    ============    ============    ============
*Shares Issued and Redeemed
Class A:
Sold                                  2,759,417       1,520,668       5,844,825       5,667,944
Issued for acquisition**                    --              --              --              --
Issued for distributions
reinvested                              716,855         298,094       3,033,453       2,696,717
Redeemed                             (1,003,207)       (852,226)     (4,279,200)     (3,504,822)
                                   ------------    ------------    ------------    ------------
Net increase in Class A
shares outstanding                    2,473,065         966,536       4,599,078       4,859,839
                                   ============    ============    ============    ============
Class B:
Sold                                    633,336         391,494       1,250,078       1,661,244
Issued for distributions
reinvested                               93,023          28,466         688,695         577,337
Redeemed                               (142,480)        (85,276)       (946,169)       (764,732)
                                   ------------    ------------    ------------    ------------
Net increase in Class B
shares outstanding                      583,879         334,684         992,604       1,473,849
                                   ============    ============    ============    ============
** See Note 7

See notes to financial statements

----------------------------------------------------------------------------------------------
                                           BLUE CHIP                     UTILITIES INCOME
                                  ---------------------------     ----------------------------
Year Ended September 30                  2001            2000             2001            2000
----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations Net investment
income (loss)                       $ (746,509)   $ (2,723,743)    $ 2,770,421     $ 2,987,172
Net realized gain (loss) on
investments                        (57,142,029)     79,889,248     (24,015,181)     14,594,336
Net unrealized appreciation
(depreciation) of investments     (171,545,610)     39,036,359     (35,843,687)     11,421,000
                                  ------------    ------------    ------------    ------------
Net increase (decrease) in net
assets resulting from operations  (229,434,148)    116,201,864     (57,088,447)     29,002,508
                                  ------------    ------------    ------------    ------------
Distributions to Shareholders
Net investment income - Class A       (226,424)             --      (2,639,308)     (2,518,375)
Net investment income - Class B             --              --        (237,020)       (217,772)
Net realized gains - Class A       (65,648,849)    (28,734,713)    (12,420,828)    (10,974,670)
Net realized gains - Class B       (11,580,088)     (4,387,011)     (2,171,171)     (1,596,987)
                                  ------------    ------------    ------------    ------------
Total distributions                (77,455,361)    (33,121,724)    (17,468,327)    (15,307,804)
                                  ------------    ------------    ------------    ------------
Share Transactions*
Class A:
Proceeds from shares sold           92,653,286     105,680,659      30,425,600      38,238,312
Value of shares issued for
acquisition**                               --       5,461,057              --              --
Reinvestment of distributions       64,856,558      28,306,844      14,698,897      13,177,398
Cost of shares redeemed            (67,531,312)    (68,401,598)    (20,530,690)    (20,994,959)
                                  ------------    ------------    ------------    ------------
                                    89,978,532      71,046,962      24,593,807      30,420,751
                                  ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold           19,461,385      30,352,212       6,356,698      10,823,942
Reinvestment of distributions       11,502,430       4,357,087       2,396,156       1,802,846
Cost of shares redeemed            (11,877,193)    (10,048,055)     (3,724,368)     (2,839,316)
                                  ------------    ------------    ------------    ------------
                                    19,086,622      24,661,244       5,028,486       9,787,472
                                  ------------    ------------    ------------    ------------
Net increase from share
transactions                       109,065,154      95,708,206      29,622,293      40,208,223
                                  ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                        (197,824,355)    178,788,346     (44,934,481)     53,902,927

Net Assets
Beginning of year                  719,947,296     541,158,950     219,598,529     165,695,602
                                  ------------    ------------    ------------    ------------
End of year+                      $522,122,941    $719,947,296    $174,664,048    $219,598,529
                                  ============    ============    ============    ============

+Includes undistributed net
investment income of                      $ --            $ --       $ 915,299     $ 1,021,206
                                  ============    ============    ============    ============

*Shares Issued and Redeemed
Class A:
Sold                                 3,850,901       3,441,083       4,270,134       4,451,032
Issued for acquisition**                    --         175,328              --              --
Issued for distributions
reinvested                           2,402,206       1,046,077       1,888,524       1,653,404
Redeemed                            (2,825,609)     (2,229,628)     (2,905,871)     (2,454,782)
                                  ------------    ------------    ------------    ------------
Net increase in Class A
shares outstanding                   3,427,498       2,432,860       3,252,787       3,649,654
                                  ============    ============    ============    ============
Class B:
Sold                                   837,080       1,011,970         896,035       1,271,775
Issued for distributions
reinvested                             439,864         164,605         311,015         230,286
Redeemed                              (525,809)       (334,235)       (536,114)       (334,952)
                                  ------------    ------------    ------------    ------------
Net increase in Class B
shares outstanding                     751,135         842,340         670,936       1,167,109
                                  ============    ============    ============    ============


Statement of Changes in Net Assets
FIRST INVESTORS

---------------------------------------------------------------------------------
                                    ALL-CAP
                                    GROWTH           MID-CAP OPPORTUNITY
                                 ------------    ---------------------------
Year Ended September 30                  2001**         2001           2000
---------------------------------------------------------------------------------
Increase (Decrease) in Net
Assets From Operations
Net investment loss                $ (344,389)     $ (541,905)     $ (634,428)
Net realized gain (loss) on
investments                        (8,461,166)    (13,682,699)      9,859,101
Net unrealized appreciation
(depreciation) of investments      (6,331,923)    (37,704,925)     19,748,419
                                 ------------    ------------    ------------
Net increase (decrease) in
net assets resulting from
operations                        (15,137,478)    (51,929,529)     28,973,092
                                 ------------    ------------    ------------
Distributions to Shareholders
Net realized gains - Class A               --      (6,034,580)     (5,540,009)
Net realized gains - Class B               --      (1,260,127)       (857,520)
                                 ------------    ------------    ------------
Total distributions                        --      (7,294,707)     (6,397,529)
                                 ------------    ------------    ------------
Share Transactions*
Class A:
Proceeds from shares sold          49,530,279      44,149,657      54,175,588
Reinvestment of distributions              --       5,941,571       5,447,314
Cost of shares redeemed            (1,915,921)    (12,787,025)     (8,135,974)
                                 ------------    ------------    ------------
                                   47,614,358      37,304,203      51,486,928
                                 ------------    ------------    ------------
Class B:
Proceeds from shares sold          10,840,138       9,633,090      13,466,046
Reinvestment of distributions              --       1,259,297         857,486
Cost of shares redeemed              (549,065)     (2,269,576)     (1,218,418)
                                 ------------    ------------    ------------
                                   10,291,073       8,622,811      13,105,114
                                 ------------    ------------    ------------
Net increase (decrease) from
share transactions                 57,905,431      45,927,014      64,592,042
                                 ------------    ------------    ------------
Net increase (decrease) in
net assets                         42,767,953     (13,297,222)     87,167,605

Net Assets
Beginning of period                        --     144,186,557      57,018,952
                                 ------------    ------------    ------------
End of period                     $42,767,953    $130,889,335    $144,186,557
                                 ============    ============    ============

*Shares Issued and Redeemed
Class A:
Sold                                5,644,344       1,987,638       2,219,012
Issued for distributions
reinvested                                 --         241,724         274,701
Redeemed                             (249,218)       (584,776)       (336,390)
                                 ------------    ------------    ------------
Net increase (decrease) in
Class A shares outstanding          5,395,126       1,644,586       2,157,323
                                 ============    ============    ============
Class B:
Sold                                1,232,601         453,103         572,283
Issued for distributions
reinvested                                 --          53,633          44,848
Redeemed                              (71,424)       (108,996)        (52,235)
                                 ------------    ------------    ------------
Net increase (decrease) in
Class B shares outstanding          1,161,177         397,740         564,896
                                 ============    ============    ============

** From October 25, 2000 (commencement of operations) to September 30, 2001.

See notes to financial statements

---------------------------------------------------------------------------------------------
                                    SPECIAL SITUATIONS                  FOCUSED EQUITY
                                 ----------------------------    -----------------------------
Year Ended September 30                  2001            2000            2001            2000
---------------------------------------------------------------------------------------------
Increase (Decrease) in Net
Assets From Operations
Net investment loss              $ (2,376,815)   $ (1,951,133)     $ (366,212)     $ (834,488)
Net realized gain (loss) on
investments                       (43,819,745)     48,854,825      (4,321,311)     (9,857,538)
Net unrealized appreciation
(depreciation) of investments     (88,922,109)     42,169,390     (18,271,941)      5,063,573
                                 ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets resulting from
operations                       (135,118,669)     89,073,082     (22,959,464)     (5,628,453)
                                 ------------    ------------    ------------    ------------
Distributions to Shareholders
Net realized gains - Class A      (42,497,409)     (9,565,666)             --              --
Net realized gains - Class B       (5,506,752)     (1,053,619)             --              --
                                 ------------    ------------    ------------    ------------
Total distributions               (48,004,161)    (10,619,285)             --              --
                                 ------------    ------------    ------------    ------------
Share Transactions*
Class A:
Proceeds from shares sold          31,143,627      40,481,697       9,623,946      30,990,117
Reinvestment of distributions      41,156,220       9,200,880              --              --
Cost of shares redeemed           (22,029,117)    (30,578,125)    (15,182,998)    (10,595,975)
                                 ------------    ------------    ------------    ------------
                                   50,270,730      19,104,452      (5,559,052)     20,394,142
                                 ------------    ------------    ------------    ------------
Class B:
Proceeds from shares sold           5,189,618       8,402,061       1,940,963       8,226,155
Reinvestment of distributions       5,482,439       1,051,189              --              --
Cost of shares redeemed            (2,676,103)     (3,018,874)     (2,143,577)     (3,539,700)
                                 ------------    ------------    ------------    ------------
                                    7,995,954       6,434,376        (202,614)      4,686,455
                                 ------------    ------------    ------------    ------------
Net increase (decrease) from
share transactions                 58,266,684      25,538,828      (5,761,666)     25,080,597
                                 ------------    ------------    ------------    ------------
Net increase (decrease) in
net assets                       (124,856,146)    103,992,625     (28,721,130)     19,452,144

Net Assets
Beginning of period               309,621,445     205,628,820      92,765,632      73,313,488
                                 ------------    ------------    ------------    ------------
End of period                    $184,765,299    $309,621,445     $64,044,502     $92,765,632
                                 ============    ============    ============    ============

*Shares Issued and Redeemed
Class A:
Sold                                1,563,003       1,409,813       1,034,844       2,746,919
Issued for distributions
reinvested                          1,677,791         397,446              --              --
Redeemed                           (1,111,883)     (1,084,025)     (1,642,732)       (947,341)
                                 ------------    ------------    ------------    ------------
Net increase (decrease) in
Class A shares outstanding          2,128,911         723,234        (607,888)      1,799,578
                                 ============    ============    ============    ============
Class B:
Sold                                  270,707         304,498         210,925         733,241
Issued for distributions
reinvested                            235,804          47,139              --              --
Redeemed                             (144,015)       (111,884)       (232,106)       (316,332)
                                 ------------    ------------    ------------    ------------
Net increase (decrease) in
Class B shares outstanding            362,496         239,753         (21,181)        416,909
                                 ============    ============    ============    ============



Statement of Changes in Net Assets
FIRST INVESTORS

--------------------------------------------------------------
                                                GLOBAL
                                    --------------------------
Year Ended September 30                    2001           2000
--------------------------------------------------------------
Increase (Decrease) in Net Assets
From Operations
Net investment  loss                 $ (828,734)   $ (1,155,806)
Net realized gain (loss) on
investments and foreign currency
transactions                        (20,922,844)     37,837,781
Net unrealized appreciation
(depreciation) of
investments and foreign
currency transactions               (84,318,106)      2,079,860
                                   ------------    ------------
Net increase (decrease) in
net assets resulting from
operations                         (106,069,684)     38,761,835
                                   ------------    ------------
Distributions to Shareholders
Net realized gains - Class A        (32,777,754)    (34,617,824)
Net realized gains - Class B         (2,536,275)     (2,037,163)
                                   ------------    ------------
Total distributions                 (35,314,029)    (36,654,987)
                                   ------------    ------------
Share Transactions*
Class A:
Proceeds from shares sold            20,205,750      40,079,950
Reinvestment of distributions        32,203,338      33,970,568
Cost of shares redeemed             (37,642,289)    (42,495,117)
                                   ------------    ------------
                                     14,766,799      31,555,401
                                   ------------    ------------
Class B:
Proceeds from shares sold             3,565,803       8,417,257
Reinvestment of distributions         2,528,117       2,024,307
Cost of shares redeemed              (3,163,089)     (2,239,228)
                                   ------------    ------------
                                      2,930,831       8,202,336
                                   ------------    ------------
Net increase from share
transactions                         17,697,630      39,757,737
                                   ------------    ------------
Net increase (decrease) in
net assets                         (123,686,083)     41,864,585

Net Assets
Beginning of year                   376,171,111     334,306,526
                                   ------------    ------------
End of year                        $252,485,028    $376,171,111
                                   ============    ============

*Shares Issued and Redeemed
Class A:
Sold                                  3,122,183       4,732,039
Issued for distributions
reinvested                            4,534,307       4,481,605
Redeemed                             (5,909,283)     (5,040,204)
                                   ------------    ------------
Net increase in Class A
shares outstanding                    1,747,207       4,173,440
                                   ============    ============

Class B:
Sold                                    578,683       1,028,013
Issued for distributions
reinvested                              372,227         276,167
Redeemed                               (531,900)       (274,771)
                                   ------------    ------------
Net increase in Class B
shares outstanding                      419,010       1,029,409
                                   ============    ============

See notes to financial statements


This page intentionally left blank.

 Notes to Financial Statements

1. Significant Accounting Policies--First Investors Total Return Fund, First Investors Blue Chip Fund and First Investors Special Situations Fund, each a series of First Investors Series Fund ("Series Fund"), a Massachusetts business trust; First Investors Growth & Income Fund, First Investors Utilities Income Fund, First Investors All-Cap Growth Fund, First Investors Mid-Cap Opportunity Fund and First Investors Focused Equity Fund, each a series of First Investors Series Fund II, Inc. ("Series Fund II"), a Maryland corporation; and First Investors Global Fund, Inc. ("Global Fund"), a Maryland corporation, are registered under the Investment Company Act of 1940 (the "1940 Act") as diversified, open-end management investment companies, with the exception of First Investors Focused Equity Fund, which is registered as a non-diversified series of an investment company. Each fund accounts separately for the assets, liabilities, and operations of the fund. Series Fund offers two additional series which are not included in this report. The objective of each Fund is as follows:

Total Return Fund seeks high, long-term total investment return consistent with moderate investment risk.

Growth & Income Fund seeks long-term growth of capital and current income.

Blue Chip Fund seeks high total investment return consistent with the preservation of capital.

Utilities Income Fund primarily seeks high current income and secondarily long-term capital appreciation.

All-Cap Growth Fund seeks long-term growth of capital.

Mid-Cap Opportunity Fund seeks long-term capital growth.

Special Situations Fund seeks long-term growth of capital.

Focused Equity Fund seeks capital appreciation.

Global Fund primarily seeks long-term capital growth and secondarily a reasonable level of current income.

A. Security Valuation--Except as provided below, a security listed or traded on an exchange or the Nasdaq Stock Market is valued at its last sale price on the exchange or market where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Securities traded in the over-the-counter ("OTC") market (including securities listed on exchanges whose primary market is believed to be OTC) are valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term debt securities that mature in 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the particular Fund's officers in a manner specifically authorized by the Boards of Directors/Trustees. For valuation purposes, where applicable, quotations of foreign securities in foreign currency are translated to U.S. dollar equivalents using the foreign exchange quotation in effect.

B. Federal Income Taxes--No provision has been made for federal income taxes on net income or capital gains since it is the policy of each Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes.

At September 30, 2001, capital loss carryovers were as follows:

                            Year Capital Loss Carryovers Expire
                      -------------------------------------------
Fund                      Total           2008            2009
------                -----------    ------------    ------------
Total Return          $ 1,458,508        $     --     $ 1,458,508
Growth & Income         5,645,569              --       5,645,569
Blue Chip               9,527,196              --       9,527,196
Utilities Income        5,196,775              --       5,196,775
Mid-Cap Opportunity     1,528,251              --       1,528,251
Special Situations      1,713,617              --       1,713,617
Focused Equity         13,505,688         553,800      12,951,888
Global                  2,315,761              --       2,315,761

C. Distributions to Shareholders--Dividends from net investment income, if any, of Total Return Fund, Growth & Income Fund, Blue Chip Fund and Utilities Income Fund are declared and paid quarterly. Dividends from net investment income, if any, of All-Cap Growth Fund, Mid-Cap Opportunity Fund, Special Situations Fund, Focused Equity Fund and Global Fund are declared and paid annually. Distributions from net realized capital gains, if any, are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These


Notes to Financial Statements (continued)

differences are primarily due to differing treatments for capital loss carryforwards, deferral of wash sales losses, post-October capital losses, net operating losses and foreign currency transactions.

D. Expense Allocation--Expenses directly charged or attributable to a Fund are paid from the assets of that Fund. General expenses of Series Fund and Series Fund II are allocated among and charged to the assets of each Fund in the Series on a fair and equitable basis, which may be based on the relative assets of each Fund or the nature of the services performed and relative applicability to each Fund.

E. Repurchase Agreements--Securities pledged as collateral for repurchase agreements entered into by the All-Cap Growth Fund, Focused Equity Fund and Global Fund are held by the Funds' custodians until maturity of the repurchase agreement. The agreements provide that the Funds will receive, as collateral, securities with a market value which will at all times be at least equal to 100% of the amount invested by the Funds.

F. Use of Estimates--The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

G. Foreign Currency Translations--The accounting records of Global Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated to U.S. dollars at the date of valuation. Purchases and sales of investment securities, dividend income and certain expenses are translated to U.S. dollars at the rates of exchange prevailing on the respective dates of such transactions.

Global Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains and losses on foreign currency transactions includes gains and losses from the sales of foreign currency and gains and losses on accrued foreign dividends and related withholding taxes.

H. Other--Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. Bond discounts are accreted using the interest method. In order to comply with new accounting standards mandated by the latest AICPA Accounting and Auditing Guide for Audits of Investment Companies (dated 12/01/00), both premiums and discounts on debt securities will be amortized using the interest method for the next fiscal year beginning October 1, 2001. The effect of initially applying changes required by the Guide will have no effect on the net assets of the Funds. For the year ended September 30, 2001, the Bank of New York, custodian for the Series Fund and Series Fund II, has provided total credits in the amount of $123,573 against custodian charges based on the uninvested cash balances of these Funds.

2. Security Transactions--For the year ended September 30, 2001, purchases and sales of securities and long-term U.S. Government obligations (excluding U.S. Treasury bills, repurchase agreements, short-term securities and foreign currencies) were as follows:

                                                         Long-Term U.S.
                              Securities            Government Obligations
                     ---------------------------  --------------------------
                          Cost of       Proceeds       Cost of      Proceeds
Fund                    Purchases     from Sales     Purchases    from Sales
------------------   ------------   ------------  ------------  ------------
Total Return         $164,074,991   $135,564,816   $34,453,727   $32,145,691
Growth & Income       837,086,118    842,316,060            --            --
Blue Chip             702,569,662    680,062,489            --            --
Utilities Income      108,663,358     99,307,165            --            --
All-Cap Growth         81,072,927     27,399,877            --            --
Mid-Cap Opportunity   195,821,878    159,917,629            --            --
Special Situations    426,864,292    397,579,130            --            --
Focused Equity        174,752,550    174,898,822            --            --
Global                344,262,186    363,548,899            --            --



At September 30, 2001 aggregate cost and net unrealized appreciation (depreciation) of securities for federal income tax purposes were as follows:

                                                                         Net
                                           Gross         Gross    Unrealized
                        Aggregate     Unrealized    Unrealized  Appreciation
Fund                         Cost   Appreciation  Depreciation (Depreciation)
------------------   ------------   ------------  ------------  ------------
Total Return         $145,860,098    $ 6,347,844   $11,847,696  $ (5,499,852)
Growth & Income       458,008,683     51,236,500    37,040,925    14,195,575
Blue Chip             517,409,589     68,755,037    52,533,620    16,221,417
Utilities Income      173,000,173     22,905,946    21,585,600     1,320,346
All-Cap Growth         50,016,951      1,171,487     8,831,477    (7,659,990)
Mid-Cap Opportunity   139,280,394     11,731,675    21,987,802   (10,256,127)
Special Situations    200,959,599     23,710,132    32,179,881    (8,469,749)
Focused Equity         73,555,703        597,079    11,471,282   (10,874,203)
Global                264,592,950     33,650,326    45,307,592   (11,657,266)


3. Advisory Fee and Other Transactions With Affiliates--Certain officers and directors/trustees of the Funds are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC"), its transfer agent, Administrative Data Management Corp. ("ADM") and/or First Investors Federal Savings Bank ("FIFSB"), custodian of the Funds' Individual Retirement Accounts. Directors/trustees of the Funds who are not "interested persons" of the Funds as defined in the 1940 Act are remunerated by the Funds. For the year ended September 30, 2001, total directors/trustees fees accrued by the Funds amounted to $87,800.

The Investment Advisory Agreements provide as compensation to FIMCO, an annual fee, payable monthly, at the following rates:

Total Return, Blue Chip, Mid-Cap Opportunity and Special Situations Funds--1% on the first $200 million of each Fund's average daily net assets, .75% on the next $300 million, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $1 billion. FIMCO has waived 25% of the 1% annual fee on the first $200 million of each Fund's average daily net assets for the year ended September 30, 2001.

Growth & Income, Utilities Income, All-Cap Growth and Focused Equity Funds--.75% on the first $300 million of each Fund's average daily net assets, .72% on the next $200 million, .69% on the next $250 million and
 .66% on average daily net assets over $750 million.


FIMCO, pursuant to an expense limitation agreement, has agreed to reimburse the All-Cap Growth Fund for organizational expenses and expenses incurred during the period ending September 30, 2001, to the extent necessary to limit the All-Cap Growth Fund's total expenses to 1.75% of the average daily net assets on the Class A shares and 2.45% of the average daily net assets on the Class B shares. FIMCO and the All-Cap Growth Fund have agreed that any expenses of the All-Cap Growth Fund reimbursed by FIMCO pursuant to this agreement shall be repaid to FIMCO by the All-Cap Growth Fund in the first, second, or third (or all) fiscal years following the period ending September 30, 2001, if the total expenses of the All-Cap Growth Fund for such year or years do not exceed 1.75% of the average daily net assets on Class A shares and 2.45% on the average daily net assets of Class B shares or any lower expense limitations to which FIMCO may otherwise agree. At September 30, 2001, the total organizational expenses and expenses incurred in excess of the above stated limitations was $118,064. This amount is subject to recapture by FIMCO from the All-Cap Growth Fund based on the parameters discussed above.

Global Fund--1% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to
 .91% on average daily net assets over $750 million.

For the year ended September 30, 2001, total advisory fees accrued to FIMCO by the Funds were $19,895,997 of which $1,825,783 was waived.

For the year ended September 30, 2001, FIC, as underwriter, received $15,489,635 in commissions from the sale of shares of the Funds, after allowing $25,836 to other dealers. Shareholder servicing costs included $4,762,494 in transfer agent fees accrued to ADM and $1,523,485 in IRA custodian fees accrued to FIFSB.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, each Fund is authorized to pay FIC a fee up to .30% of the average daily net assets of the Class A shares and 1% of the average daily net assets of the Class B shares on an annualized basis each fiscal year, payable monthly. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of that Fund. For the year ended September 30, 2001, total distribution plan fees accrued to FIC by the funds amounted to $9,366,738.

Wellington Management Company, LLP ("Wellington") serves as investment subadviser to All-Cap Growth Fund, Focused Equity Fund and Global Fund. The subadviser is paid by FIMCO and not by the Funds.

4. Forward Currency Contracts--A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. When Global Fund purchases or sells foreign securities it customarily enters into a forward currency contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions. The Fund could be exposed to risk if counter parties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. Global Fund had the following forward currency contracts outstanding at September 30, 2001:


Contracts to Buy                                             Unrealized
Foreign Currency        In Exchange for  Settlement Date     Gain (Loss)
------------------------    -----------      -------         ----------
    238,056 Euro            US$ 219,488      10/1/01         US$ (2,690)
    259,458 Euro                238,281      10/2/01             (1,993)
 43,379,586 Japanese Yen        363,128      10/2/01              1,009
                            -----------                      ----------
                              $ 820,897                        $ (3,674)
                            ===========                      ==========

Contracts to Sell                                            Unrealized
Foreign Currency        In Exchange for  Settlement Date           Gain
------------------------    -----------      -------         ----------
 16,820,340 Japanese Yen   US$  143,016      10/1/01         US$  1,823
                            -----------                      ----------
Net Unrealized Loss on
Forward Currency Contracts                                     $ (1,851)
                                                             ==========


5. Capital--Each Fund sells two classes of shares, Class A and B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to distribution plan fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The Series Fund has established an unlimited number of shares of beneficial interest for both Class A and Class B shares. Of the 100,000,000 shares originally designated to each Fund, Series Fund II has classified 50,000,000 shares as Class A and 50,000,000 shares as Class B for each Fund. Of the 100,000,000 Global Fund shares originally authorized, the Fund has designated 65,000,000 shares as Class A and 35,000,000 shares as Class B.

6. Rule 144A Securities--Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of


1933 and may only be sold to qualified institutional investors. At September 30, 2001, Total Return held one 144A security with a value of $796,319 representing .6% of the Fund's net assets and Growth & Income Fund held one 144A security with an aggregate value of $756,250 representing .2% of the Fund's net assets. These securities are valued as set forth in Note 1A.

7. Reorganization--On March 14, 2000, First Investors Blue Chip Fund ("Blue Chip Fund") acquired all of the net assets of the Executive Investors Blue Chip Fund ("Executive Blue Chip Fund") in connection with a tax-free reorganization that was approved by the Executive Blue Chip Fund shareholders. The Blue Chip Fund issued 175,328 Class A shares to the Executive Blue Chip Fund in connection with the reorganization. In return, it received net assets of $5,461,057 from the Executive Blue Chip Fund (which included $2,090,588 in unrealized appreciation). The Blue Chip Fund's shares were issued at their current net asset values as of the date of reorganization. The aggregate net assets of the Blue Chip Fund Class A shares and Executive Blue Chip Fund immediately before the acquisition were $593,084,824 consisting of Blue Chip Fund $587,623,767 and Executive Blue Chip Fund $5,461,057, respectively.

8. Commencement of Operations--The All-Cap Growth Fund commenced operations on October 25, 2000.


Financial Highlights
FIRST INVESTORS

The following table sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.
-----------------------------------------------------------------------------------------------------
                                              P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                 Less Distributions
                             Income from Investment Operations            from
                         -------------------------------------  ----------------------
              Net Asset         Net   Net Realized
                 Value,  Investment and Unrealized  Total from         Net         Net
              Beginning      Income Gain (Loss) on  Investment  Investment    Realized          Total
              of Period      (Loss)    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
-----------------
Class A
-------
1996(a)          $12.97       $ .39          $ .97      $ 1.36       $ .41       $1.12          $1.53
1997(a)           12.80         .26           2.04        2.30         .28        1.08           1.36
1998(b)           13.74         .23            .43         .66         .13          --            .13
1999(d)           14.27         .29           1.26        1.55         .30        1.18           1.48
2000(d)           14.34         .31           2.29        2.60         .27         .40            .67
2001(d)           16.27         .26          (2.86)      (2.60)        .32        1.07           1.39

Class B
-------
1996(a)           12.92         .32            .94        1.26         .34        1.12           1.46
1997(a)           12.72         .21           1.97        2.18         .19        1.08           1.27
1998(b)           13.63         .17            .41         .58         .08          --            .08
1999(d)           14.13         .21           1.22        1.43         .21        1.18           1.39
2000(d)           14.17         .21           2.24        2.45         .17         .40            .57
2001(d)           16.05         .18          (2.84)      (2.66)        .21        1.07           1.28
-----------------------------------------------------------------------------------------------------

GROWTH & INCOME FUND
--------------------
Class A
-------
1996(c)         $ 7.81       $ .10         $ 1.60      $ 1.70       $ .12        $ --          $ .12
1997(c)           9.39         .06           2.36        2.42         .06         .16            .22
1998(e)          11.59         .05            .97        1.02         .03         .27            .30
1999(d)          12.31         .04           2.88        2.92         .05          --            .05
2000(d)          15.18         .01           2.98        2.99         .01        1.55           1.56
2001(d)          16.61         .06          (3.99)      (3.93)        .03        1.49           1.52

Class B
-------
1996(c)           7.78         .07           1.55        1.62         .07          --            .07
1997(c)           9.33          --           2.32        2.32         .01         .16            .17
1998(e)          11.48        (.01)           .94         .93          --         .27            .27
1999(d)          12.14        (.04)          2.80        2.76          --          --             --
2000(d)          14.90        (.08)          2.90        2.82          --        1.55           1.55
2001(d)          16.17        (.01)         (3.88)      (3.89)         --        1.49           1.49
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average Net   Assets Before Expenses
                                                               Assets++        Waived or Assumed
                                                   --------------------   ----------------------
                                                                    Net                      Net
               Net Asset                                     Investment               Investment  Portfolio
                  Value,    Total      Net Assets                Income                   Income   Turnover
                  End of   Return*  End of Period   Expenses     (Loss)    Expenses       (Loss)       Rate
                  Period       (%)  (in millions)        (%)        (%)         (%)          (%)        (%)
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND
-----------------
Class A
-------
1996(a)           $12.80     10.62          $ 57       1.53        2.93        1.78        2.68         146
1997(a)            13.74     18.08            67       1.49        1.94        1.74        1.69         149
1998(b)            14.27      4.76            73       1.42+       2.15+       1.65+       1.92+        111
1999(d)            14.34     11.50            92       1.40        2.08        1.63        1.85         127
2000(d)            16.27     18.67           120       1.33        2.00        1.58        1.75         118
2001(d)            12.28    (17.31)          121       1.37        2.02        1.62        1.77         130

Class B
-------
1996(a)            12.72      9.86             1       2.32        2.14        2.49        1.97         146
1997(a)            13.63     17.24             3       2.19        1.24        2.44         .99         149
1998(b)            14.13      4.25             4       2.12+       1.45+       2.35+       1.22+        111
1999(d)            14.17     10.72             9       2.10        1.38        2.33        1.15         127
2000(d)            16.05     17.79            16       2.03        1.30        2.28        1.05         118
2001(d)            12.11    (17.82)           19       2.07        1.32        2.32        1.07         130
-----------------------------------------------------------------------------------------------------------

GROWTH & INCOME
---------------
Class A
-------
1996(c)           $ 9.39     21.82          $112       1.31        1.20        1.49        1.02          25
1997(c)            11.59     26.20           194       1.39         .55        1.43         .51          28
1998(e)            12.31      8.84           258       1.39+        .47+        N/A         N/A          36
1999(d)            15.18     23.75           378       1.36         .29         N/A         N/A         112
2000(d)            16.61     21.31           494       1.28         .05         N/A         N/A         142
2001(d)            11.16    (25.91)          383       1.34         .47         N/A         N/A         168

Class B
-------
1996(c)             9.33     20.92            12       2.03         .48        2.19         .31          25
1997(c)            11.48     25.23            27       2.09        (.15)       2.13        (.19)         28
1998(e)            12.14      8.19            43       2.09+       (.23)+       N/A         N/A          36
1999(d)            14.90     22.77            77       2.06        (.41)        N/A         N/A         112
2000(d)            16.17     20.49           107       1.98        (.65)        N/A         N/A         142
2001(d)            10.79    (26.38)           82       2.04        (.23)        N/A         N/A         168
-----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------
                                              P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                 Less Distributions
                             Income from Investment Operations            from
                         -------------------------------------  ----------------------
              Net Asset         Net   Net Realized
                 Value,  Investment and Unrealized  Total from         Net         Net
              Beginning      Income Gain (Loss) on  Investment  Investment    Realized          Total
              of Period      (Loss)    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
BLUE CHIP FUND
--------------
Class A
-------
1996(a)          $17.22      $ .14          $ 3.39      $ 3.53       $ .17       $1.11          $1.28
1997(a)           19.47        .09            4.98        5.07         .08        1.62           1.70
1998(b)           22.84        .04            (.39)       (.35)        .03          --            .03
1999(d)           22.46         --            5.46        5.46         .02         .75            .77
2000(d)           27.15       (.09)           5.68        5.59          --        1.65           1.65
2001(d)           31.09         --           (8.64)      (8.64)        .01        3.30           3.31

Class B
-------
1996(a)           17.16        .06            3.32        3.38         .06        1.11           1.17
1997(a)           19.37       (.03)           4.91        4.88          --        1.62           1.62
1998(b)           22.63       (.06)           (.42)       (.48)         --          --             --
1999(d)           22.15       (.14)           5.35        5.21          --         .75            .75
2000(d)           26.61       (.25)           5.50        5.25          --        1.65           1.65
2001(d)           30.21       (.16)          (8.33)      (8.49)         --        3.30           3.30
-----------------------------------------------------------------------------------------------------

UTILITIES INCOME FUND
---------------------
Class A
-------
1996(c)          $ 5.90      $ .21           $ .52       $ .73       $ .22        $ --          $ .22
1997(c)            6.41        .20             .61         .81         .19          --            .19
1998(e)            7.03        .14             .96        1.10         .14         .37            .51
1999(d)            7.62        .13             .74         .87         .13         .37            .50
2000(d)            7.99        .13            1.21        1.34         .13         .60            .73
2001(d)            8.60        .10           (2.10)      (2.00)        .11         .56            .67

Class B
-------
1996(c)            5.86        .18             .49         .67         .18          --            .18
1997(c)            6.35        .15             .61         .76         .15          --            .15
1998(e)            6.96        .10             .94        1.04         .10         .37            .47
1999(d)            7.53        .08             .72         .80         .08         .37            .45
2000(d)            7.88        .08            1.18        1.26         .07         .60            .67
2001(d)            8.47        .06           (2.07)      (2.01)        .06         .56            .62
-----------------------------------------------------------------------------------------------------

ALL-CAP GROWTH FUND
-------------------
Class A
-------
2001(g)          $10.00     $ (.05)        $ (3.42)    $ (3.47)       $ --        $ --           $ --

Class B
-------
2001(g)           10.00       (.08)          (3.43)      (3.51)         --          --             --
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average Net   Assets Before Expenses
                                                               Assets++        Waived or Assumed
                                                   --------------------   ----------------------
                                                                    Net                      Net
               Net Asset                                     Investment               Investment  Portfolio
                  Value,    Total      Net Assets                Income                   Income   Turnover
                  End of   Return*  End of Period   Expenses     (Loss)    Expenses       (Loss)       Rate
                  Period       (%)  (in millions)        (%)        (%)         (%)          (%)        (%)
-----------------------------------------------------------------------------------------------------------
BLUE CHIP FUND
--------------
Class A
-------
1996(a)           $19.47     20.55          $240     1.44          .78         1.67         .55          45
1997(a)            22.84     26.05           351     1.39          .40         1.64         .15          63
1998(b)            22.46     (1.55)          368     1.37+         .23+        1.47+        .13+         71
1999(d)            27.15     24.88           471     1.32          .01         1.41        (.08)         97
2000(d)            31.09     21.49           615     1.27         (.31)        1.34        (.38)        125
2001(d)            19.14    (30.88)          445     1.35         (.02)        1.43        (.10)        117

Class B
-------
1996(a)            19.37     19.71            17     2.22           --         2.37        (.16)         45
1997(a)            22.63     25.19            37     2.09         (.30)        2.34        (.55)         63
1998(b)            22.15     (2.12)           47    2.07+         (.47)+      2.17+        (.57)+        71
1999(d)            26.61     24.07            70     2.02         (.69)        2.11        (.78)         97
2000(d)            30.21     20.60           105     1.97        (1.01)        2.04       (1.08)        125
2001(d)            18.42    (31.33)           78     2.05         (.72)        2.13        (.80)        117
-----------------------------------------------------------------------------------------------------------

UTILITIES INCOME
-----------------
Class A
-------
1996(c)           $ 6.41     12.45          $104     1.20         3.49         1.49        3.19          38
1997(c)             7.03     12.86           102     1.40         2.98         1.48        2.90          60
1998(e)             7.62     16.05           123     1.43+        2.10+         N/A         N/A          83
1999(d)             7.99     11.99           145     1.37         1.69          N/A         N/A          65
2000(d)             8.60     17.58           187     1.31         1.57          N/A         N/A          46
2001(d)             5.93    (24.98)          149     1.37         1.47          N/A         N/A          51

Class B
-------
1996(c)             6.35     11.61             8     1.91         2.77         2.28        2.40          38
1997(c)             6.96     12.08             9     2.10         2.28         2.18        2.20          60
1998(e)             7.53     15.38            14     2.13+        1.40+         N/A         N/A          83
1999(d)             7.88     11.13            21     2.07          .99          N/A         N/A          65
2000(d)             8.47     16.77            32     2.01          .87          N/A         N/A          46
2001(d)             5.84    (25.46)           26     2.07          .77          N/A         N/A          51
-----------------------------------------------------------------------------------------------------------

ALL-CAP GROWTH FUND
-------------------
Class A
-------
2001(g)           $ 6.53    (34.70)         $ 35     1.75+         (.90)+      2.10+       (1.25)+       84

Class B
-------
2001(g)             6.49    (35.10)            8     2.45+        (1.60)+      2.80+       (1.95)+       84
-----------------------------------------------------------------------------------------------------------



Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------
                                              P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                 Less Distributions
                             Income from Investment Operations            from
                         -------------------------------------  ----------------------
              Net Asset         Net   Net Realized
                 Value,  Investment and Unrealized  Total from         Net         Net
              Beginning      Income Gain (Loss) on  Investment  Investment    Realized          Total
              of Period      (Loss)    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND
------------------------
Class A
-------
1996(c)          $14.58       $ .04         $ 1.57      $ 1.61       $ .06       $ .84          $ .90
1997(c)           15.29        (.03)          4.02        3.99         .04         .68            .72
1998(e)           18.56        (.03)         (2.82)      (2.85)         --        1.18           1.18
1999(d)           14.53        (.13)          6.62        6.49          --          --             --
2000(d)           21.02        (.10)          8.02        7.92          --        2.28           2.28
2001(d)           26.66        (.05)         (7.67)      (7.72)         --        1.30           1.30

Class B
-------
1996(c)           14.51         .01           1.47        1.48         .05         .84            .89
1997(c)           15.10        (.08)          3.89        3.81          --         .68            .68
1998(e)           18.23        (.12)         (2.76)      (2.88)         --        1.18           1.18
1999(d)           14.17        (.23)          6.41        6.18          --          --             --
2000(d)           20.35        (.20)          7.67        7.47          --        2.28           2.28
2001(d)           25.54        (.18)         (7.32)      (7.50)         --        1.30           1.30
-----------------------------------------------------------------------------------------------------

SPECIAL SITUATIONS FUND
-----------------------
Class A
-------
1996(a)          $19.63      $ (.01)        $ 2.28      $ 2.27        $ --       $1.17          $1.17
1997(a)           20.73        (.09)          3.44        3.35          --        1.90           1.90
1998(b)           22.18        (.05)         (4.30)      (4.35)         --          --             --
1999(d)           17.83        (.22)          5.79        5.57          --          --             --
2000(d)           23.40        (.18)          9.81        9.63          --        1.21           1.21
2001(d)           31.82        (.18)        (11.59)     (11.77)         --        4.89           4.89

Class B
-------
1996(a)           19.51        (.14)          2.25        2.11          --        1.17           1.17
1997(a)           20.45        (.15)          3.29        3.14          --        1.90           1.90
1998(b)           21.69        (.13)         (4.22)      (4.35)         --          --             --
1999(d)           17.34        (.36)          5.64        5.28          --          --             --
2000(d)           22.62        (.33)          9.38        9.05          --        1.21           1.21
2001(d)           30.46        (.29)        (11.00)     (11.29)         --        4.89           4.89
-----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average Net   Assets Before Expenses
                                                               Assets++        Waived or Assumed
                                                   --------------------   ----------------------
                                                                    Net                      Net
               Net Asset                                     Investment               Investment  Portfolio
                  Value,    Total      Net Assets                Income                   Income   Turnover
                  End of   Return*  End of Period   Expenses     (Loss)    Expenses       (Loss)       Rate
                  Period       (%)  (in millions)        (%)        (%)         (%)          (%)        (%)
-----------------------------------------------------------------------------------------------------------
MID-CAP OPPORTUNITY FUND
------------------------
Class A
-------
1996(c)           $15.29     11.64          $ 14       1.57         .36        2.15        (.21)        118
1997(c)            18.56     27.09            26       1.50        (.21)       1.94        (.65)         90
1998(e)            14.53    (16.42)           30       1.50+       (.25)+      1.89+       (.64)+       102
1999(d)            21.02     44.67            50       1.50        (.69)       1.77        (.96)        171
2000(d)            26.66     41.41           120       1.42        (.52)       1.67        (.77)        180
2001(d)            17.64    (30.34)          109       1.51        (.27)       1.76        (.52)        123

Class B
-------
1996(c)            15.10     10.80             1       2.30        (.37)       3.03       (1.10)        118
1997(c)            18.23     26.17             3       2.20        (.91)       2.64       (1.35)         90
1998(e)            14.17    (16.91)            4       2.20+       (.95)+      2.59+      (1.34)+       102
1999(d)            20.35     43.61             7       2.20       (1.39)       2.47       (1.66)        171
2000(d)            25.54     40.46            24       2.12       (1.22)       2.37       (1.47)        180
2001(d)            16.74    (30.84)           22       2.21        (.97)       2.46       (1.22)        123
-----------------------------------------------------------------------------------------------------------

SPECIAL SITUATIONS FUND
-----------------------
Class A
-------
1996(a)           $20.73     11.56          $158       1.59        (.13)       1.84        (.38)         99
1997(a)            22.18     16.15           194       1.53        (.45)       1.78        (.70)         84
1998(b)            17.83    (19.61)          160       1.53+       (.32)+      1.75+       (.54)+        70
1999(d)            23.40     31.24           186       1.53        (.97)       1.76       (1.20)        132
2000(d)            31.82     43.07           276       1.41        (.68)       1.60        (.87)        161
2001(d)            15.16    (42.86)          164       1.54        (.94)       1.75       (1.15)        183

Class B
-------
1996(a)            20.45     10.81            10       2.38        (.92)       2.55       (1.09)         99
1997(a)            21.69     15.34            17       2.23       (1.15)       2.48       (1.40)         84
1998(b)            17.34    (20.06)           15       2.23+      (1.02)+      2.45+      (1.24)+        70
1999(d)            22.62     30.45            20       2.23       (1.67)       2.46       (1.90)        132
2000(d)            30.46     41.94            34       2.11       (1.38)       2.30       (1.57)        161
2001(d)            14.28    (43.26)           21       2.24       (1.64)       2.45       (1.85)        183
-----------------------------------------------------------------------------------------------------------


Financial Highlights (continued)
FIRST INVESTORS

-----------------------------------------------------------------------------------------------------
                                              P E R  S H A R E  D A T A
             ----------------------------------------------------------------------------------------
                                                                 Less Distributions
                             Income from Investment Operations            from
                         -------------------------------------  ----------------------
              Net Asset         Net   Net Realized
                 Value,  Investment and Unrealized  Total from         Net         Net
              Beginning      Income Gain (Loss) on  Investment  Investment    Realized          Total
              of Period      (Loss)    Investments  Operations      Income        Gain  Distributions
-----------------------------------------------------------------------------------------------------
FOCUSED EQUITY FUND
-------------------
Class A
-------
1999(f)          $10.00      $ (.04)         $ .92       $ .88        $ --        $ --           $ --
2000(d)           10.88        (.08)          (.42)       (.50)         --          --             --
2001(d)           10.38        (.03)         (2.63)      (2.66)         --          --             --

Class B
-------
1999(f)           10.00        (.06)           .90         .84          --          --             --
2000(d)           10.84        (.15)          (.43)       (.58)         --          --             --
2001(d)           10.26        (.09)         (2.59)      (2.68)         --          --             --
-----------------------------------------------------------------------------------------------------

GLOBAL FUND
-----------
Class A
-------
1996(a)          $ 6.57       $ .04          $ .91       $ .95       $ .04       $ .89          $ .93
1997(a)            6.59         .03            .50         .53         .03         .68            .71
1998(b)            6.41         .01           (.09)       (.08)         --          --             --
1999(d)            6.33          --           1.86        1.86          --         .08            .08
2000(d)            8.11        (.02)           .91         .89          --         .89            .89
2001(d)            8.11        (.01)         (2.13)      (2.14)         --         .76            .76

Class B
-------
1996(a)            6.54        (.01)           .88         .87         .02         .88            .90
1997(a)            6.51        (.01)           .49         .48          --         .68            .68
1998(b)            6.31        (.03)          (.09)       (.12)         --          --             --
1999(d)            6.19        (.04)          1.81        1.77          --         .08            .08
2000(d)            7.88        (.07)           .88         .81          --         .89            .89
2001(d)            7.80        (.06)         (2.03)      (2.09)         --         .76            .76
-----------------------------------------------------------------------------------------------------

(a) For the calendar year ended December 31.

(b) For the period January 1, 1998 to September 30, 1998.

(c) For the fiscal year ended October 31.

(d) For the fiscal year ended September 30.

(e) For the period November 1, 1997 to September 30, 1998.

(f) For the period March 22, 1999 (commencement of operations) to September 30, 1999.

(g) For the period October 25, 2000 (commencement of operations) to September 30, 2001.

  + Annualized

 ++ Net of expenses waived or assumed by the investment adviser (Note 3).

  * Calculated without sales charges.

See notes to financial statements

-----------------------------------------------------------------------------------------------------------
                                            R A T I O S  /  S U P P L E M E N T A L  D A T A
------------------------   --------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average Net   Assets Before Expenses
                                                               Assets++        Waived or Assumed
                                                   --------------------   ----------------------
                                                                    Net                      Net
               Net Asset                                     Investment               Investment  Portfolio
                  Value,    Total      Net Assets                Income                   Income   Turnover
                  End of   Return*  End of Period   Expenses     (Loss)    Expenses       (Loss)       Rate
                  Period       (%)  (in millions)        (%)        (%)         (%)          (%)        (%)
-----------------------------------------------------------------------------------------------------------
FOCUSED EQUITY FUND
-------------------
Class A
-------
1999(f)           $10.88      8.80          $ 59       1.75+       (.93)+      1.90+      (1.08)+        57
2000(d)            10.38     (4.60)           75       1.62        (.76)       1.52        (.66)        178
2001(d)             7.72    (25.63)           51       1.75        (.35)        N/A         N/A         240

Class B
-------
1999(f)            10.84      8.40            14       2.45+      (1.63)+      2.60+      (1.78)+        57
2000(d)            10.26     (5.35)           18       2.32       (1.46)       2.22       (1.36)        178
2001(d)             7.58    (26.12)           13       2.45       (1.05)        N/A         N/A         240
-----------------------------------------------------------------------------------------------------------

GLOBAL FUND
-----------
Class A
-------
1996(a)           $ 6.59     14.43          $263       1.83         .50         N/A         N/A          73
1997(a)             6.41      7.98           277       1.82         .41         N/A         N/A          70
1998(b)             6.33     (1.25)          261       1.82+        .12+        N/A         N/A          82
1999(d)             8.11     29.63           316       1.72        (.03)        N/A         N/A          92
2000(d)             8.11     11.73           350       1.65        (.26)        N/A         N/A         102
2001(d)             5.21    (28.87)          234       1.77        (.21)        N/A         N/A         116

Class B
-------
1996(a)             6.51     13.33             5       2.54        (.21)        N/A         N/A          73
1997(a)             6.31      7.36            10       2.52        (.29)        N/A         N/A          70
1998(b)             6.19     (1.90)           12       2.52+       (.58)+       N/A         N/A          82
1999(d)             7.88     28.78            18       2.42        (.73)        N/A         N/A          92
2000(d)             7.80     10.99            26       2.35        (.96)        N/A         N/A         102
2001(d)             4.95    (29.42)           18       2.47        (.91)        N/A         N/A         116
-----------------------------------------------------------------------------------------------------------



Independent Auditors' Report

To the Shareholders and Boards of Directors/Trustees of First Investors Series Fund
First Investors Series Fund II, Inc.
First Investors Global Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolios of investments of the Blue Chip Fund, Special Situations Fund and Total Return Fund (each a series of First Investors Series Fund), the All-Cap Growth Fund, Focused Equity Fund, Growth & Income Fund, Mid-Cap Opportunity Fund and Utilities Income Fund (each a series of First Investors Series Fund II, Inc.), and First Investors Global Fund, Inc. as of September 30, 2001, the related statement of operations, the statement of changes in net assets and the financial highlights for each of the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2001, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we have carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Blue Chip Fund, Special Situations Fund, Total Return Fund, All-Cap Growth Fund, Focused Equity Fund, Growth & Income Fund, Mid-Cap Opportunity Fund, Utilities Income Fund, and Global Fund at September 30, 2001, and the results of their operations, changes in their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

                                                    Tait, Weller & Baker

Philadelphia, Pennsylvania
October 31, 2001


FIRST INVESTORS EQUITY FUNDS

Directors/Trustees
------------------
James J. Coy (Emeritus)

Robert M. Grohol

Glenn O. Head

Kathryn S. Head

Larry R. Lavoie

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth

Officers
--------
Glenn O. Head
President

Dennis T. Fitzpatrick
Vice President

Nancy W. Jones
Vice President

Patricia D. Poitra
Vice President

Clark D. Wagner
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Mark S. Spencer
Assistant Treasurer

Carol Lerner Brown
Assistant Secretary


FIRST INVESTORS EQUITY FUNDS

Shareholder Information
-----------------------
Investment Adviser
First Investors Management Company, Inc.
95 Wall Street
New York, NY 10005

Subadviser (All-Cap Growth Fund,
Focused Equity Fund and Global Fund only)
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Custodian (Global Fund only)
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Transfer Agent
Administrative Data Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Funds' practice to mail only one copy of their annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Funds will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Funds' prospectus shareholders, must be accompanied or preceded by the Funds' prospectus.



NOTES



NOTES